Exhibit 99.2





                             LEXINGTON REALTY TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                  For the twelve months ended December 31, 2006











                                Table of Contents

           Statements of Operations.......................................     1
           Balance Sheets.................................................     2
           Combined Joint Venture Income Statement........................     4
           Fourth Quarter Transaction Summary.............................     5
           Third Quarter Transaction Summary..............................     6
           Second Quarter Transaction Summary.............................     7
           First Quarter Transaction Summary .............................     8
           Property Holdings..............................................     9
           Newkirk Portfolio..............................................    21
           Properties by Location.........................................    31
           Lease Rollover Schedules.......................................    32
           Mortgages and Notes Payable....................................    35
           Revenue by Tenant Industry.....................................    41
           Revenue by MSA.................................................    42
           Other Revenue Data.............................................    44

                             LEXINGTON REALTY TRUST
                          AND CONSOLIDATED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (dollars in thousands, except per share data)

                                                                         Three Months Ended                 Twelve Months Ended
                                                                            December 31,                       December 31,
                                                                         2006               2005          2006                 2005
                                                                         ----               ----          ----                 ----
Gross revenues:
     Rental                                                       $      49,311    $      45,795     $     185,312    $     167,253
     Advisory fees                                                        1,027            1,180             4,555            5,365
     Tenant reimbursements                                                4,902            3,687            17,524           10,840
                                                                     ----------       ----------        -----------      -----------
           Total gross revenues                                          55,240           50,662           207,391          183,458

Expense applicable to revenues:
     Depreciation and amortization                                      (21,606)         (19,263)          (80,688)         (66,041)
     Property operating                                                  (9,050)          (6,986)          (32,167)         (21,913)
General and administrative                                              (19,674)          (4,438)          (35,530)         (17,587)
Non-operating income                                                      1,244              326             8,913            1,514
Interest and amortization expense                                       (19,050)         (17,722)          (71,402)         (62,617)
Debt satisfaction (charges) gains, net                                    7,443             (223)            7,228            4,409
Impairment charges                                                       (6,100)              --            (7,221)              --
                                                                     ------------     -----------        ------------     ----------

 Income (loss) before benefit for income taxes, minority
     interests, equity in earnings of non-consolidated entities
     and discontinued operations                                        (11,553)           2,356            (3,476)          21,223
Benefit for income taxes                                                    261              105               238              150
Minority interests                                                         (381)            (500)           (1,611)          (2,655)
Equity in earnings of non-consolidated entities                           1,111            1,132             4,186            6,220
                                                                     ----------       ----------        ----------       ----------
Income (loss) from continuing operations                                (10,562)           3,093              (663)          24,938
                                                                     -----------      ----------        -----------      ----------

Discontinued operations, net of minority interest and taxes:
     Income from discontinued operations                                  1,571            1,408             4,853            8,206
     Debt satisfaction (charge) gain, net                                (1,287)            (671)            3,626             (725)
     Impairment charges                                                      --          (10,502)          (21,612)         (11,302)
     Gains on sales of properties                                         4,029            4,922            21,549           11,578
                                                                     ----------       ----------        ----------       ----------
     Total discontinued operations                                        4,313           (4,843)            8,416            7,757
                                                                     ----------       -----------       ----------       ----------
Net income (loss)                                                        (6,249)          (1,750)            7,753           32,695
Dividends attributable to preferred shares - Series B                    (1,590)          (1,590)           (6,360)          (6,360)
Dividends attributable to preferred shares - Series C                    (2,519)          (2,519)          (10,075)         (10,075)
                                                                     -----------      -----------       -----------      -----------
Net income (loss) allocable to common shareholders                $     (10,358)   $      (5,859)    $      (8,682)   $      16,260
                                                                     ===========      ===========       ===========      ==========

Company's funds from operations(1)                                $      15,060    $      16,796     $      81,557    $     104,150
                                                                     ==========       ==========        ==========       ==========
Per share/unit:
Basic net income (loss)                                           $       (0.20)  $        (0.11)   $        (0.17)  $         0.33
Diluted net income (loss)                                         $       (0.20)  $        (0.11)   $        (0.17)  $         0.33
Company's funds from operations(1)-basic                          $        0.24   $         0.27    $         1.28   $         1.71
Company's funds from operations(1)-diluted                        $        0.24   $         0.27    $         1.28   $         1.70


                             LEXINGTON REALTY TRUST
                          AND CONSOLIDATED SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                              12/31/06             12/31/05
                                                              --------             --------

Real estate, at cost                                     $    3,747,156       $      1,883,115
Accumulated depreciation                                       (276,129)              (241,188)
Investment in joint ventures                                    247,045                191,146
Properties held for sale - discontinued operations               69,612                 49,397
Intangible assets, net                                          468,244                128,775
Cash and cash equivalents                                        97,547                 53,515
Deferred expenses, net                                           16,084                 13,582
Rent receivable                                                  53,744                  7,673
Rent receivable - deferred                                       29,410                 24,778
Notes receivable                                                 50,534                 11,050
Marketable securities                                            32,036                     --
Other assets                                                     89,574                 38,389
                                                              ---------            -----------
                                                         $    4,624,857       $      2,160,232
                                                              =========            ===========

Mortgages and notes payable                              $    2,123,174       $      1,139,971
Contract rights payable                                          12,231                     --
Liabilities - discontinued operations                             6,064                 32,145
Dividends payable                                                44,948                     --
Deferred revenue                                                362,815                  6,271
Prepaid rent                                                     10,109                 10,054
Other liabilities                                                40,331                 19,109
Minority interests                                              902,741                 61,372
Shareholders' equity                                          1,122,444                891,310
                                                              ---------            -----------
                                                         $    4,624,857       $      2,160,232
                                                              =========            ===========

Common shares                                                    69,052                 52,156
Preferred shares - Series B                                       3,160                  3,160
Preferred shares - Series C                                       3,100                  3,100
Operating partnership units                                      41,191                  5,720



1. Lexington believes that funds from operations ("FFO") is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington's operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles ("GAAP") historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably overtime. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

         Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). FFO is defined by NAREIT as "net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

         Lexington includes in its calculation of FFO, which as included Lexington refers to as the "Company's funds from operations" or "Company FFO," Lexington's operating partnership units and Lexington's Series C Cumulative

         Convertible Preferred Shares because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because it presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

                             LEXINGTON REALTY TRUST
                        JOINT VENTURE PROPORTIONATE SHARE
                     COMBINED CONDENSED STATEMENT OF INCOME
                             (dollars in thousands)

                                                      Three Months Ended     Twelve Months Ended
                                                      December 31, 2006       December 31, 2006

Gross revenues                                         $       12,930        $       50,673
                                                           ----------            ----------

Depreciation and amortization                                   5,244                21,497
Interest and amortization                                       4,610                18,510
Other income and expenses, net                                  2,096                 7,460
                                                           ----------            ----------
     Expenses                                                  11,950                47,467
                                                           ----------            ----------


Net income                                             $          980        $        3,206
                                                           ==========            ==========

                             Lexington Realty Trust
                     2006 Fourth Quarter Transaction Summary
                                    ($000's)

Acquisitions
                                                                                 Average                Current
                                                                                 Annual      Average    Annual    Current
                                                      Property    Capitalized     GAAP        GAAP       Cash       Cash     Lease
Tenants/Guarantors                  Location          Type           Costs      Rent, net     Yield    Rent, net   Yield     Term
------------------                  --------          ----           -----      ---------     -----    ---------   -----     ----
Hnedak Bobo Group Inc. (1)          Memphis, TN       Office       $   5,353      $    501      9.4 %        484     9.0 %    10-16
Northrop Grumman Systems
   Corporation(1)                   Pascagoula, MS    Office           6,442           679     10.5          679    10.5      10-08
Hagemeyer North American, Inc.      Charleston, SC    Office          10,560           840      8.0          763     7.2      07-20
CAE SimuFlite, Inc. (1)             Whippany, NJ      Office          24,457         2,327      9.5        2,231     9.1      11-21
BMW Financial Services NA, LLC      Hilliard, OH      Office          36,239         2,591      7.1        2,541     7.0      02-21
Multi - tenant (48 tenants)         Honolulu, HI      Office          35,063         2,178      6.2        2,178     6.2    Various
                                                                      ------         -----      ---        -----     ---
                                                                   $ 118,114      $  9,116      7.7 %  $   8,876     7.5 %
                                                                     =======         =====      ===        =====     ==


Dispositions
                                                      Property
Tenants/Guarantors                  Location          Type         Net Sale Price   Net Book Value
------------------                  --------          ----         --------------   --------------
Kirkland's, Inc.                    Jackson, TN       Industrial     $   18,073     $    14,044
                                                                         ======          ======


New Leases/Lease Extensions

                                                         Property       Previous       Extended    Rent Per   Square
Tenants/Guarantors                  Location             Type             Term           Term        Annum      Feet
------------------                  --------             ----             ----           ----        -----      ----
Johnson Controls, Inc.              Oberlin, OH          Industrial      12-06           12-07     $     748    111,160
Allied International Credit         Richmond, VA         Office            --            06-12           446     24,375
Honeywell International, Inc.       Glendale, AZ         Office          07-06           07-11         2,452    252,300
Johnson Controls, Inc.              Plymouth, MI         Industrial      12-06           08-07         1,033    134,160
Owens Corning, Inc.                 Hebron, OH           Industrial      10-06           07-07           658    250,410
Fred Meyer Stores, Inc.             Klamath Falls, OH    Retail          03-08           03-18         1,153    178,204
Joseph Campbell Company             Marshall, MI         Industrial      08-07           08-08           144     53,600



New Financings

Tenants/Guarantors                 Location              Amount           Rate         Maturity Date
------------------                 --------              ------           ----         -------------
Parkway Chevrolet, Inc. (1)        Tomball, TX           $ 9,425          6.06%            11-16
CAE SimuFlite, Inc. (1)            Whippany, NJ           16,900          6.30%            11-21
BMW Financial Services NA, LLC     Hilliard, OH           28,960          5.91%            02-21
Hnedak Bobo Group, Inc. (1)        Memphis, TN             3,951          5.71%            01-17
                                                           -----          ----
                                                         $59,236          6.03%
                                                          ======          ====


(1)      The Company currently has a 76% interest in this property.

                             Lexington Realty Trust
                     2006 Third Quarter Transaction Summary
                                    ($000's)

Acquisitions
                                                                                 Average               Current
                                                                                 Annual     Average     Annual    Current
                                                   Property       Capitalized     GAAP        GAAP       Cash       Cash     Lease
Tenants/Guarantors                  Location       Type              Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------                  --------       ----              -----      ---------    -----    ---------    -----     ----
Parkway Chevrolet, Inc. (2)         Tomball, TX    Specialty       $ 14,718     $ 1,488     10.1 %    $   1,227     8.3 %    08-26
                                                                     ======       =====     ====          =====     ===


Dispositions
                                    Property
Tenants/Guarantors                  Location       Type            Net Sale Price   Net Book Value
------------------                  --------       ----            --------------   --------------
Vacant                              Phoenix, AZ    Office          $  2,845           $   930
                                                                      =====               ===


New Leases/Lease Extensions

                                                            Property       Previous    Extended    Rent Per   Square
Tenants/Guarantors                       Location           Type             Term        Term        Annum      Feet
------------------                       --------           ----             ----        ----        -----      ----
Citibank(1)                              San Francisco, CA  Office            --         08-11     $   105       6,545
Exel Logistics, Inc. (NFC plc)           Mechanicsburg, PA  Industrial      12-07        12-12         866     252,000
Exel Logistics, Inc. (NFC plc)           New Kingston, PA   Industrial      11-06        12-06         599     179,200
Exel Logistics, Inc. (NFC plc)           New Kingston, PA   Industrial      11-06        05-07       1,270     330,000
TFC Services/(Freeman Decorating Co.)    Dallas, TX         Office            --         01-19       1,499     108,565


New Financings

Tenants/Guarantors                 Location              Amount           Rate         Maturity Date
------------------                 --------              ------           ----         -------------
Avnet, Inc.                        Phoenix, AZ           $19,250          6.27%            09-13
Bay Valley Foods, LLC (2)          Plymouth, IN            6,675          6.32%            09-16
Corning, Inc. (1)                  Erwin, NY               9,500          5.91%            10-18
                                                           -----          -----
                                                        $ 35,425          6.18%
                                                          ======          =====

Mortgage Investment

Borrower                           Location              Interest Rate        Invested Amount      Maturity
--------                           --------              -------------        ---------------      --------
JR Boudreaux (2)                   Tomball, TX           Libor + 300bps          $   1,750           08-11



(1) The Company has a 30% interest in this property.

(2) The Company had a 32.3% interest in this property.

                             Lexington Realty Trust
                     2006 Second Quarter Transaction Summary
                                    ($000's)

Acquisitions
                                                                                  Average               Current
                                                                                  Annual     Average     Annual    Current
                                                        Property   Capitalized     GAAP        GAAP       Cash       Cash     Lease
Tenants/Guarantors                       Location       Type          Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------                       --------       ----          -----      ---------    -----    ---------    -----     ----
Haggar Clothing Corporation (1)          Dallas, TX     Office         $28,340     $2,272        8.0%    $2,083        7.4%    04-16
American Golf Corporation (2)            Oklahoma       Specialty        5,294        475        9.0        475        9.0     12-17
                                         City, OK
Montgomery County Management LLC (2)     Houston , TX   Office          10,010        807        8.1        718        7.2     10-19
Corning, Inc. (1)                        Erwin, NY      Industrial      13,399      1,084        8.1      1,084        8.1     07-16
Bay Valley Foods, LLC (2)                Plymouth, IN   Industrial       8,984        802        8.9        763        8.5     06-15
                                                                         -----        ---        ---      -----        ---
                                                                       $66,027     $5,440        8.2%    $5,123        7.8%
                                                                        ======      =====        ====     =====        ===

Dispositions
                                                        Property
Tenants/Guarantors                       Location       Type       Net Sale Price    Net Book Value
------------------                       --------       ----       --------------    --------------
Associated Grocers of Florida, Inc.      Ocala, FL      Industrial   $28,972             $18,694
Physical Fitness Center of               Voorhees, NJ   Retail         5,950               3,238
Philadelphia, Inc. (Bally Total
Fitness Corp.)
Stone Container Corporation              Columbia, SC   Industrial     5,628               4,607
Vacant(4)                                Phoenix, AZ    Office         4,284               4,011
Vacant(3)                                Milpitas, CA   Office            --                  --
                                                                      ------              ------
                                                                     $44,834             $30,550
                                                                      ======              ======

New Leases

                                                      Property   Previous  Extended     Rent Per
Tenants/Guarantors                       Location     Type         Term      Term        Annum       Square Feet
------------------                       --------     ----         ----      ----        -----       -----------
FTJ FundChoice, LLC                      Hebron, KY   Office        --        09-12      $  52         9,164
WM Wright Co. (1)                        Antioch, TN  Industrial    --        03-21      1,016       338,700


New Financings

Tenants/Guarantors                       Location              Amount      Rate     Maturity Date
------------------                       --------              ------      ----     -------------
Montgomery County Management  LLC (2)    Houston, TX           $7,500        6.51%      11/19
Haggar Clothing Corporation (1)          Dallas, TX            18,363        6.10%      07/16
Oce Printing Systems USA, Inc.           Boca Raton, FL        20,400        6.47%      02/20
                                                               ------        -----
                                                              $46,263        6.33%


Mortgage Investment

Borrower                             Location                       Face Rate   Effective Rate    Invested Amount    Face Amount
--------                             --------                       ---------   --------------    ---------------    -----------
Northwestern Holding Corp.           Southfield, MI                   4.55%          7.50%            $11,151          $13,027


Bankruptcy Claim Receipts

Tenants                              Location                    Claim Proceeds
-------                              --------                    --------------
Dana Corporation (1)                 Antioch, TN                      $5,680
Dana Corporation                     Farmington Hills, MI              5,376
                                                                       -----
                                                                     $11,056
                                                                      ======

(1)   The Company has a 30% interest in this property.

(2)   The Company had a 32.3% interest in this property.

(3) The Company completed a foreclosure with lender resulting in a $6,289 gain.

(4) The Company sold a sub-divided portion of the property, remaining parcel under contract for sale.

                             Lexington Realty Trust
                     2006 First Quarter Transaction Summary
                                    ($000's)

Acquisitions
                                                                                  Average               Current
                                                                                  Annual     Average     Annual    Current
                                                        Property   Capitalized     GAAP        GAAP       Cash       Cash     Lease
Tenants/Guarantors          Location                    Type          Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------          --------                    ----          -----      ---------    -----    ---------    -----     ----
AS Watson(1)                Renswoude, The Netherlands  Office     $   39,291   $   2,294        5.8%  $  2,851        7.3%    12-11
                                                                                                                             & 06-18
Dana Corporation(2)         Crossville, TN              Industrial      4,776         460        9.6        460        9.6     08-16
                                                                    ---------    --------        ---    -------        ---
                                                                   $   44,067   $   2,754        6.2%  $  3,311        7.5%
                                                                    =========    ========        ===    =======        ===

Dispositions
                                                           Property
Tenants/Guarantors                    Location             Type       Net Sale Price    Net Book Value
------------------                    --------             ----       --------------    --------------
The Dial Corporation                  Scottsdale, AZ       Office     $     22,563      $     22,314
Bally Total Fitness Corp.             Countryside, IL      Retail            5,698             3,293
                                                                         ---------         ---------
                                                                      $     28,261      $     25,607
                                                                         =========         =========

New Leases

                                                             Property   Previous  Extended     Rent Per
Tenants/Guarantors                        Location           Type         Term      Term        Annum       Square Feet
------------------                        --------           ----         ----      ----        -----       -----------
The Visiting Nurse Association of Texas   Dallas, TX         Office        --      Jun-16       $ 615          48,027


New Financings

Tenants/Guarantors                            Location                          Amount      Rate     Maturity Date
------------------                            --------                          ------      ----     -------------
Harbor Freight Tools USA, Inc.                Dillon, SC                      $  23,750       5.97%      Feb-22
(i) Structure, LLC (Infocrossing, Inc.)(2)    Omaha, NE                           9,000       5.61       Apr-16
(i) Structure, LLC (Infocrossing, Inc.)(2)    Tempe, AZ                           8,500       5.61       Apr-16
AS Watson(1)                                  Renswoude, The Netherlands         33,136       5.31       Apr-11
                                                                               --------       ----
                                                                              $  74,386       5.59%
                                                                               ========      =====

(1) Lexington has a 90% interest in this property.
(2) Lexington has a 32.3% interest in this property.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/06

       ------------------------------ ---------------------------- ------------- -------------- --------------
                                                                       YTD            YTD
                                                                    Base Cash      Base GAAP
                                                                     Revenue        Revenue          Square
       Property Location                  Tenant (Guarantor)          ($000)        ($000)          Footage
       ------------------------------ ---------------------------- ------------- -------------- --------------
       Office
       295 Chipeta Way                Northwest Pipeline Corp.       $  6,321      $  6,321         295,000
       Salt Lake City, UT

       10001 Richmond Avenue          Baker Hughes, Inc.                6,025         7,371         554,385
       Houston, TX

       6303 Barfield Road & 859       Internet Security Systems,        6,303         6,077         289,000
       Mount Vernon Hwy.              Inc.
       Atlanta, GA

       1701 Market Street             Morgan Lewis & Bockius            4,847         4,856         321,815
       Philadelphia, PA               LLP(1) (3)

       3480 Stateview Blvd.           Wells Fargo Bank N.A.             3,229         3,449         169,218
       Fort Mill, SC

       33 Commercial Street           Invensys Systems, Inc.            3,306         3,306         164,689
       Foxboro, MA                    (Siebe, Inc.)

       3476 Stateview Boulevard       Wells Fargo Home                  2,884         3,021         169,083
       Fort Mill, SC                  Mortgage, Inc.

       9950 Mayland Drive             Circuit City Stores, Inc.         2,860         2,791         288,562
       Richmond, VA

       1415 Wyckoff Road              New Jersey Natural Gas Co.        2,923         2,923         157,511
       Wall Township, NJ

       2750 Monroe Boulevard          Quest Diagnostics, Inc.           2,521         2,554         109,281
       Valley Forge, PA

       700 Oakmont Lane               North American Van Lines,         2,438         2,571         269,715
       Westmont, IL                   Inc.
                                      (SIRVA, Inc.)

       70 Mechanic Street             Invensys Systems, Inc.            2,930         2,562         251,914
       Foxboro, MA                    (Siebe, Inc.)

       13651 McLearen Road            Boeing North American             2,766         2,471         159,664
       Herndon, VA                    Services, Inc.
                                      (The Boeing Company)

       1311 Broadfield Blvd.          Transocean, Inc.                  2,284         2,277         103,260
       Houston, TX                    Newpark Resources, Inc.           1,130         1,137          52,731

       601 & 701 Experian Pkwy.       TRW Inc. (Experian                3,663         3,374         292,700
       Dallas, TX                     Information Solutions,
                                      Inc.)

       2211 South 47th Street         Avnet, Inc.                       2,205         2,259         176,402
       Phoenix, AZ

       5600 Broken Sound Blvd         Oce Printing Systems USA,         2,012         2,245         143,290
       Boca Raton, FL                 Inc.

       4200 RCA Boulevard             The Wackenhut Corp.               2,181         2,167         114,518
       Palm Beach Gardens, FL

       701 Brookfield Parkway         Verizon Wireless                  2,011         2,067         192,884
       Greenville, SC

       19019 No. 59th Avenue          Honeywell, Inc.                   2,009         2,197         252,300
       Glendale, AZ

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/06

    -------------------------------- ---------------------------- -------------- ------------- ---------------
                                                                       YTD           YTD
                                                                    Base Cash     Base GAAP
                                                                     Revenue       Revenue          Square
    Property Location                    Tenant (Guarantor)          ($000)         ($000)          Footage
    -------------------------------- ---------------------------- -------------- ------------- ---------------
    4201 Marsh Lane                  Carlson Restaurants               1,868          1,975        130,000
    Carrollton, TX                   Worldwide,
                                     Inc.

    12645 W. Airport Road            Baker Hughes, Inc.                1,709          1,940        165,836
    Sugar Land, TX

    26210 and 26220 Enterprise       Apria Healthcare Group,           1,752          1,792        100,012
    Court                            Inc.
    Lake Forest, CA

    10475 Crosspoint Blvd.           John Wiley & Sons, Inc.           2,397          2,397        141,047
    Indianapolis, IN

    2210 Enterprise Drive            Washington Mutual Home            1,750          1,699        177,747
    Florence, SC                     Loans, Inc.

    27404 Drake Road                 Vacant (4)                          971            908        111,454
    Farmington Hills, MI

    200 Executive Blvd. S            Hartford Fire Insurance           1,679          1,625        153,364
    Southington, CT                  Co.

    810 & 820 Gears Road             IKON Office Solutions,            2,229          2,251        157,790
    Houston, TX                      Inc.

    1600 Eberhardt Road              Nextel of Texas                   1,511          1,559        108,800
    Temple, TX

    2999 SW 6th St.                  Voice Stream PCS I LLC            1,335          1,552         77,484
    Redmond, OR                      (T-Mobile USA, Inc.)

    160 Clairemont Avenue            Allied Holdings, Inc.             1,677          1,530        112,248
    Decatur, GA

    27016 Media Center Drive         Playboy Enterprises, Inc.         1,339          1,257         63,049
    Los Angeles, CA                  Sony Electronics, Inc.              265            271         20,203

    2800 Waterford Lake Dr.          Alstom Power, Inc.                1,808          2,015         99,057
    Richmond, VA

    26555 Northwestern Highway       Federal-Mogul Corporation         1,158          1,418        187,163
    Southfield, MI

    4848 129th East Ave.             Metris Companies, Inc. (7)          570            570        101,100
    Tulsa, OK

    10419 North 30th Street          Time Customer Service, Inc.       1,490          1,410        132,981
    Tampa, FL                        (Time, Inc.)

    250 Rittenhouse Circle           Jones Apparel Group               1,265          1,385        255,019
    Bristol, PA                      USA, Inc.
                                     (Jones Apparel Group, Inc.)

    8555 South River Pkwy.           ASM Lithography Holding           2,130          1,841         95,133
    Tempe, AZ                        NV

    400 Butler Farm Road             Nextel Communications of          1,315          1,302        100,632
    Hampton, VA                      the Mid-Atlantic, Inc.
                                     (Nextel Finance Company)

    16676 Northchase Dr.             Kerr-McGee Corporation            1,559          1,627        101,111
    Houston, TX


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/06

     ------------------------------ ----------------------------- ---------------- ------------- ----------------
                                                                        YTD            YTD
                                                                     Base Cash     Base GAAP
                                                                      Revenue        Revenue           Square
     Property Location                   Tenant (Guarantor)           ($000)          ($000)          Footage
     ------------------------------ ----------------------------- ---------------- ------------- ----------------
     5757 Decatur Blvd.             Allstate Insurance Co.             1,246            1,548          84,200
     Indianapolis, IN               Damar Services, Inc.                  66               66           5,756

     6200 Northwest Pkwy.           PacifiCare Health Systems,         1,640            1,621         142,500
     San Antonio, TX                Inc.

     4000 Johns Creek Pkwy.         Kraft Foods N.A., Inc.             1,340            1,385          73,264
     Atlanta, GA                    PerkinElmer Instruments              211              232          13,955
                                    LLC

     6455 State Hwy 303 NE          Nextel West Corporation            1,042            1,113          60,200
     Bremerton, WA

     270 Billerica Road             Cadence Design Systems             1,015            1,065         100,000
     Chelmsford, MA

     2550 Interstate Dr.            AT&T Wireless Services,            1,433            1,449          81,859
     Harrisburg, PA                 Inc.

     180 Rittenhouse Circle         Jones Apparel Group                  957              970          96,000
     Bristol, PA                    USA, Inc. (Jones Apparel
                                    Group, Inc.)

     2529 West Thorns Drive         Baker Hughes, Inc.                   686              846          65,500
     Houston, TX

     12000 Tech Center Drive        Kelsey-Hayes Company                 787              823          80,230
     Livonia, MI

     2401 Cherahala Boulevard       Advance PCS, Inc.                    786              822          59,748
     Knoxville, TN

     1275 NW 128th Street           Principal Life Insurance             799              787          61,180
     Clive, IA                      Company

     13430 N. Black Canyon Freeway  Bull HN Information
     Phoenix, AZ                    Systems, Inc.                        784              836          69,492
                                    Associated Billing                   125              281          17,767
                                    Services, LLC
                                    VACANT                                --               --          49,799

     12600 Gateway Blvd.            Gartner, Inc.                      1,059            1,120          62,400
     Fort Meyers, FL

     421 Butler Farm Road           Nextel Communications of             738              719          56,515
     Hampton, VA                    the Mid-Atlantic, Inc.
                                    (Nextel Finance Company)

     3940 South Teller St.          Travelers Express, Inc.            1,091              866          68,165
     Lakewood, CO

     100 Barnes Road                Minnesota Mining and                 581              606          44,400
     Wallingford, CT                Manufacturing Company

     1440 East 15th Street          Cox Communications, Inc.             465              457          28,591
     Tucson, AZ

     250 Turnpike Road              Honeywell Consumer                   459              459          57,698
     Southborough, MA               Products

     11555 University Blvd.         Kelsey-Seybold Clinic              1,114            1,230          72,683
     Sugarland, TX                  (St. Luke's Episcopal Health
                                    System)

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/06

     ------------------------------ --------------------------- ---------------- ------------- ----------------
                                                                      YTD            YTD
                                                                   Base Cash      Base GAAP
                                                                    Revenue        Revenue           Square
     Property Location                  Tenant (Guarantor)          ($000)          ($000)          Footage
     ------------------------------ --------------------------- ---------------- ------------- ----------------
     Nijborg 15 & 17, 3927 DA       AS Watson (Health & Beauty       2,747            2,182         122,450
     Renswoude, The Netherlands     Continental Europe)(2)

     2300 Litton Lane               AGC Automotive Americas            204              212          21,542
     Hebron, KY                     Co
                                    FTJ FundChoice,  LLC                --               21           9,164

                                    VACANT                              --               --          49,714

     1600 Viceroy Drive             The Visiting Nurse                 234              465          48,027
     Dallas, TX                     Association of Texas
                                    TFC Services                        --              362         108,565
                                    (Freeman Decorating Co.)
                                    VACANT                              --               --          92,860

     104 and 110 South Front St.    Hnedak Bobo Group, Inc.             81               84          37,229
     Memphis, TN                    (7)

     3943 Denny Avenue              Northrop Grumman Systems           125              125          94,841
     Pascagoula, MS                 Corp. (7)

     1460 Tobias Gadsen Boulevard   Hagemeyer North                    125              138          50,076
     Charleston, SC                 American, Inc.

     29 South Jefferson Road        CAE SimuFlite, Inc. (7)            285              297          76,363
     Whippany, NJ

     26410 McDonald Road            Montgomery County                  222              249          41,000
     Houston, TX                    Management LLC (7)

     2005 East Technology Circle    (i) Structure, LLC                 491              491          60,000
     Tempe, AZ                      (Infocrossing, Inc.) (7)

     11707 Miracle Hills Drive      (i) Structure, LLC,                509              509          86,800
     Omaha, NE                      (Infocrossing , Inc.) (7)

     2310 Village Square Pkwy.      AmeriCredit Corporation            638              532          85,000
     Jacksonville, FL               (7)

     1409 Centerpoint Blvd.         Alstom Power, Inc. (7)             637              713          84,404
     Knoxville, TN

     King Street                    Multi -tenant (6)                   33               33         211,831
     Honolulu, HI

     5550 Britton Parkway           BMW Financial                       82               84         220,966
     Hilliard, OH                   Services NA, LLC

                                    --------------------------- ---------------- ------------- ----------------
                                    Office Subtotal               $ 123,462        $ 126,118     10,071,886
                                    --------------------------- ---------------- ------------- ----------------
     Industrial
     ----------
     541 Perkins Jones Road         Kmart Corp.                   $  9,360         $  8,932       1,462,642
     Warren, OH

     19500 Bulverde Road            Harcourt Brace & Company         3,229            3,429         559,258
     San Antonio, TX                (Reed Elsevier, Inc.)

     2425 Highway 77 North          James Hardie Building            3,400            3,400         425,816
     Waxahachie, TX                 Products, Inc. (James
                                    Hardie Industries NV)

     3501 West Avenue H             Michaels Stores, Inc.            3,237            3,304         762,775
     Lancaster, CA

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/06

     ------------------------------ --------------------------- ---------------- ------------- ----------------
                                                                      YTD            YTD
                                                                   Base Cash      Base GAAP
                                                                    Revenue        Revenue           Square
     Property Location                  Tenant (Guarantor)          ($000)          ($000)          Footage
     ------------------------------ --------------------------- ---------------- ------------- ----------------

     9110 Grogans Mill Road         Baker Hughes, Inc.               2,485            3,061         275,750
     Houston, TX

     159 Farley Drive               Harbor Freight Tools             2,775            3,041       1,010,859
     Dillon, SC                     USA, Inc.
                                    (Central Purchasing, Inc.)

     590 Ecology Lane               Owens Corning                    2,185            2,185         420,597
     Chester, SC

     6345 Brackbill Boulevard       Exel Logistics, Inc.             2,037            1,852         507,000
     Mechanicsburg, PA              (NFC plc)

     3820 Micro Drive               Ingram Micro, Inc.               2,149            2,309         701,819
     Millington, TN

     750 N. Black Branch Road       Dana Corporation                 2,838            2,838         539,592
     Elizabethtown, KY

     6938 Elm Valley Dr.            Dana Corporation                 1,843            1,843         150,945
     Kalamazoo, MI

     4425 Purks Road                Vacant(5)                          786              764         183,717
     Auburn Hills, MI

     6 Doughten Road                Exel Logistics, Inc.             1,469            1,361         330,000
     New Kingston, PA               (NFC plc)

     6500 Adelaide Court            Anda Pharmaceuticals, Inc.       1,224            1,174         354,676
     Groveport, OH                  (Andrx Corporation)

     7500 Chavenelle Road           The McGraw-Hill                  1,089            1,164         330,988
     Dubuque, IA                    Companies, Inc.

     12025 Tech Center Drive        Kelsey-Hayes Company             1,082            1,139         100,000
     Livonia, MI

     250 Swathmore Avenue           Steelcase, Inc.                  1,037            1,087         244,851
     High Point, NC

     Moody Commuter & Tech Park     TNT Logistics North              1,054            1,054         595,346
     Moody, AL                      America, Inc. (TPG N.V.)

     3102 Queen Palm Drive          Time Customer Service,           1,037            1,010         229,605
     Tampa, FL                      Inc. (Time, Inc.)

     2280 Northeast Drive           Ryder Integrated                   998            1,004         276,480
     Waterloo, IA                   Logistics, Inc.
                                    (Ryder Systems, Inc.)

     245 Salem Church Road          Exel Logistics, Inc.               986              920         252,000
     Mechanicsburg, PA              (NFC plc)

     359 Gateway Drive              TI Group Automotive                523              523         133,221
                                    Systems,
     Livonia, GA                    LLC (7)

     900 Industrial Boulevard       Dana Corporation (7)               241              241         222,200
     Crossville, TN

     2935 Van Vactor Way            Bay Valley Foods, LLC (7)          211              222         300,500
     Plymouth, IN


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/06

     ------------------------------ ------------------------ ----------------- ------------- ---------------
                                                                   YTD             YTD
                                                                Base Cash       Base GAAP
                                                                 Revenue         Revenue          Square
     Property Location                Tenant (Guarantor)          ($000)          ($000)          Footage
     ------------------------------ ------------------------ ----------------- ------------- ---------------
     200 Arrowhead Drive            Owens Corning                 1,027               985        400,522
     Hebron, OH

     3600 Southgate Drive           Sygma Network, Inc.             933               933        149,500
     Danville, IL

     46600 Port Street              Johnson Controls, Inc.          966               966        134,160
     Plymouth, MI

     301 Bill Breyer Road           Dana Corporation              1,530             1,530        424,904
     Hopkinsville, KY

     450 Stern Street               Johnson Controls, Inc.          730               730        111,160
     Oberlin, OH

     1133 Poplar Creek Road         Corporate Express               789               810        196,946
     Henderson, NC                  Office
                                    Products, Inc.
                                    (Buhrmann, N.V.)

     10000 Business Boulevard       Dana Corporation              1,346             1,346        336,350
     Dry Ridge, KY

     7670 Hacks Cross Road          Dana Corporation                900               859        268,100
     Olive Branch, MS

     34 East Main Street            Exel Logistics, Inc.            720               659        179,200
     New Kingston, PA               (NFC plc)

     191 Arrowhead Drive            Owens Corning                   658               642        250,410
     Hebron, OH

     904 Industrial Road            Tenneco Automotive              595               600        195,640
     Marshall, MI                   Operating Company, Inc.
                                    (Tenneco Automotive,
                                    Inc.)

     109 Stevens Street             Unisource Worldwide,            591               588       168,800
     Jacksonville, FL              Inc.

     1901 49th Avenue               Owens Corning                   560               560         18,620
     Minneapolis, MN

     7150 Exchequer Drive           Corporate Express               438               439         79,086
     Baton Rouge, LA                Office
                                    Products, Inc.
                                    (Buhrmann, N.V.)

     4010 Airpark Drive             Dana Corporation              1,032             1,032        251,041
     Owensboro, KY


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/06

     --------------------------- ---------------------------- ---------------- --------------- --------------
                                                                    YTD             YTD
                                                                 Base Cash       Base GAAP
                                                                  Revenue         Revenue           Square
     Property Location               Tenant (Guarantor)           ($000)           ($000)          Footage
     --------------------------- ---------------------------- ---------------- --------------- --------------
     324 Industrial Park Road    SKF USA, Inc.                       395              395            72,868
     Franklin, NC

     187 Spicer Drive            Dana Corporation                    355              341           148,000
     Gordonsville, TN

     730 N. Black Branch Road    Dana Corporation                    537              537           167,770
     Elizabethtown, KY

     3350 Miac Cove Road         Mimeo.com, Inc.                     283              370           107,400
     Memphis, TN                 VACANT                               --               --            33,959

     300 McCormick Road          Ameritech Services, Inc.            127              155            20,000
     Columbus, OH

     1601 Pratt Avenue           Joseph Campbell Company             141              141            58,300
     Marshall, MI

     477 Distribution Pkwy.      Federal Express Corporation         280              336           120,000
     Collierville, TN

                                 ---------------------------- ---------------- --------------- --------------
                                 Industrial Subtotal            $ 62,208         $ 62,811        14,263,373
                                 ---------------------------- ---------------- --------------- --------------

     Retail/Other
     2655 Shasta Way             Fred Meyer, Inc.               $  1,009         $  1,047           178,204
     Klamath Falls, OR

     Fort Street Mall, King      Liberty House, Inc.                 990              971            85,610
     Street
     Honolulu, HI

     150 N.E. 20th Street        Fred Meyer, Inc.                    826              826           118,179
     Newport, OR

     35400 Cowan Road            Sam's Real Estate                   753              753           102,826
     Westland, MI                Business Trust

     4733 Hills & Dales Road     Scandinavian Health Spa,            745              685            37,214
     Canton, OH                  Inc.
                                 (Bally Total Fitness Corp.)

     4831 Whipple Avenue, N.W.   Best Buy Co., Inc.                  465              465            46,350
     Canton, OH

     11411 N. Kelly Avenue       American Golf Corporation (7)       149              149            13,924
     Oklahoma City, OK

     25500 State Hwy 249         Parkway Chevrolet, Inc. (7)         278              337            77,076
     Tomball, TX 77375


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/06

     --------------------------- ---------------------------- ---------------- --------------- --------------
                                                                    YTD             YTD
                                                                 Base Cash       Base GAAP
                                                                  Revenue         Revenue           Square
         Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage
     --------------------------- ---------------------------- ---------------- --------------- --------------
     3711 Gateway Drive          Kohl's Dept. Stores, Inc.            469              463          76,164
     Eau Claire, WI

     399 Peach Wood Centre Dr.   Best Buy Co., Inc.                   395              395          45,800
     Spartanburg, SC

     12535 S.E. 82nd Avenue      Toys "R" Us, Inc.                    358              333          42,842
     Clackamas, OR

     24100 Laguna Hills Mall     Federated Department                 323              349         160,000
     Laguna Hills, CA            Stores, Inc.

     18601 Alderwood Mall        Toys "R" Us, Inc.                    330              298          43,105
     Boulevard
     Lynwood, WA

     6910 S. Memorial Highway    Toys "R" Us, Inc.                    302              273          43,123
     Tulsa, OK

     9580 Livingston Road        GFS Realty, Inc.                     205              274         107,337
     Oxon Hill, MD               (Giant Food, Inc.)

     121 South Center Street     Greyhound Lines, Inc.                216              216          17,000
     Stockton, CA

     2401 Wooton Parkway         GFS Realty, Inc.                     115              152          51,682
     Rockville, MD               (Giant Food, Inc.)

                                 ---------------------------- --------------- ---------------- --------------
                                 Retail/ Other Subtotal         $   7,928         $  7,986       1,246,436
                                 ---------------------------- --------------- ---------------- --------------

                                 ---------------------------- --------------- ---------------- --------------
                                 Grand Total                    $ 193,598        $ 196,915      25,581,695
                                 ---------------------------- --------------- ---------------- --------------


     (1) Company has an 80.5% economic interest in this property.
     (2) Company has a 90.0% economic interest in this property.
     (3) Includes 12,766 square feet of retail space leased to 3 tenants.
     (4) Tenant rejected lease in bankruptcy and property was vacant commencing June 30, 2006. GAAP rent does not reflect accelerated amortization of $2,349.
     (5) Tenant lease expired in July 2006, and the property is currently vacant.
     (6) Includes approximately 50 tenants, 98.5% leased.
     (7) Amounts include GAAP revenue since date of property being consolidated (11/1/06) plus proportionate share of GAAP revenue for 1/1/06 through 10/31/06.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                    12/31/06

       --------------------------- ---------------------------- ----------------- -------------- -------------- ------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP
                                                                    Revenue          Revenue          Square        LXP
           Property Location           Tenant (Guarantor)            ($000)           ($000)         Footage     Ownership
       --------------------------- ---------------------------- ----------------- -------------- -------------- ------------
       Office
       389-399 Interpace Highway   Aventis Pharmaceuticals,     $      9,226      $    8,700         340,240      33.33%
       Morris Corporate Center IV  Inc
       Parsippany, NJ              (Pharma Holdings GmbH)

       17 Technology Circle        Blue Cross Blue Shield              7,377           6,930        456,304       40.00%
       Columbia, SC                of South Carolina Inc.

       275 South Valencia Ave.     Bank of America NT & SA             7,574          9,106         637,503       25.00%
       Los Angeles, CA

       100 Wood Hollow Drive       Greenpoint Mortgage                 4,635          4,864         124,600       30.00%
       Novato, CA                  Funding, Inc.

       6555 Sierra Drive           True North Communications           4,462          4,250         247,254       33.33%
       Irving, TX                  Inc.

       101 East Erie Building      Foote, Cone & Belding               3,940          3,940         203,376       30.00%
       Chicago, IL                 (Interpublic Group of
                                    Companies, Inc.)
                                   Higgins Development                   118            120          19,089
                                   Partners
                                   Lexington Realty Trust                 37             37           2,100


       5200 Metcalf Avenue         GE Insurance Solutions              4,079          4,079         320,198       25.00%
       Overland Park, KS           (Employers Reinsurance
                                   Corporation)

       27027 Tourney Road          Specialty Laboratories,             3,563          3,563         187,262       30.00%
       Santa Clarita, CA           Inc.

       8900 Freeport Pkwy.         Nissan Motor Acceptance             4,505          4,810         268,445       30.00%
       Irving, TX                  Corporation/ (Nissan North
                                   America, Inc.)

       15375 Memorial Drive        Vastar Resources, Inc.              3,485          3,437         327,325       33.33%
       Houston, TX

       10300 Kincaid Drive         Bank One Indiana, N.A.              3,381          3,287         193,000       33.33%
       Fishers, IN

       10300 Town Park Drive       Veritas DGC, Inc.                   3,114          3,249         218,641       30.00%
       Houston, TX

       600 Business Center Drive   First USA Management                2,990          2,921         125,155       33.33%
       Lake Mary, FL               Services, Inc.

       550 Business Center Drive   First USA Management                2,891          2,820         125,920       33.33%
       Lake Mary, FL               Services, Inc.

       10940 White Rock Road       Progressive Casualty                2,740          2,804         158,582       30.00%
       Rancho Cordova, CA          Insurance
       10929 Disk Drive            Company

       2000 Eastman Drive          Structural Dynamic                  2,830          2,790         212,836       33.33%
       Milford, OH                 Research Corp.

       3701 Corporate Drive        Motorola, Inc.                      2,714          2,714         119,829       33.33%
       Farmington Hills, MI

       2050 Roanoke Road           Chrysler Financial Company          3,189          3,540         130,290       30.00%
       Westlake, TX                LLC


                             Lexington Realty Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                    12/31/06

       ---------------------------- --------------------------- ----------------- -------------- -------------- ---------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP         Square
                                                                    Revenue          Revenue                         LXP
       Property Location            Tenant (Guarantor)               ($000)          ($000)         Footage       Ownership
       ---------------------------- --------------------------- ----------------- -------------- -------------- ---------------
       1401 & 1501 Nolan Ryan      Siemens Dematic Postal              2,385          2,533         236,547         25.00%
       Parkway                     Automation, L.P.
       Arlington, TX

       9201 East Dry Creek Road    The Shaw Group, Inc.                2,082          2,507         128,500         30.00%
       Centennial, CO

       110, 120 & 130 E. Shore     Capital One Services, Inc.          2,842          2,889         225,220         30.00%
       Dr. Glen Allen, VA

       1475 Dunwoody Drive         ING USA Annuity and Life            2,063          2,038         125,000         30.00%
       West Chester, PA              Insurance Company

       13775 McLearen Road         Equant N.V.                         1,868          2,030         125,293         30.00%
       Herndon, VA

       70 Valley Stream Parkway    IKON Office Solutions, Inc.         1,938          1,995         106,855         30.00%
       Malvern, PA

       5150 220th Avenue           Spacelabs Medical, Inc              1,925          1,949         106,944         25.00%
       Issaquah, WA                (OSI Systems, Inc.)

       9201 Stateline              GE Insurance Solutions              1,930          1,930         166,641         25.00%
       Kansas City, MO             (Employers Reinsurance
                                   Corporation)

       22011 SE 51st Street        Spacelabs Medical, Inc              1,763          1,667          95,600         25.00%
       Issaquah, WA                (OSI Systems, Inc.)

       1110 Bayfield Drive         Honeywell International,            1,635          1,637         166,575         33.33%
       Colorado Springs, CO        Inc.

       3601 Converse Drive         Verizon Wireless                    1,533          1,624         160,500         25.00%
       Wilmington, NC

       275 Technology Drive        ANSYS, Inc.                         1,241          1,354         107,872         30.00%
       Canonsburg, PA

       9601 Renner Blvd.           Voicestream PCS II                  1,200          1,352          77,484         25.00%
       Lenexa, KS                  Corporation
                                   (T-Mobile USA, Inc.)

       3265 East Goldstone Drive   Voicestream PCS II                  1,179          1,320          77,484         25.00%
       Meridian, ID                Corporation
                                   (T-Mobile USA, Inc.)

       3201 Quail Springs Pkwy.    AT& T Wireless Services, Inc.       1,346          1,365         103,500         40.00%
       Oklahoma City, OK           Jordan Associates, Inc.               332            332          25,000

       200 Lucent Lane             Lucent Technologies, Inc.           2,041          1,643         124,944         30.00%
       Cary, NC

       4455 American Way           Bell South Mobility,                1,037          1,090          70,100         30.00%
       Baton Rouge, LA             Inc.

       3711 San Gabriel            Voice Stream PCS II LLC               900            984          75,016         30.00%
       Mission, TX                 (T-Mobile USA, Inc.)


                             Lexington Realty Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                    12/31/06

       ------------------------- ---------------------------- ---------------- --------------- -------------- --------------
                                                                    YTD
                                                                 Base Cash          YTD
                                                                  Revenue        Base GAAP        Square           LXP
       Property Location         Tenant (Guarantor)               ($000)       Revenue ($000)     Footage       Ownership
       ------------------------- ---------------------------- ---------------- --------------- -------------- --------------
       4001 International Pkwy.  Accor S.A.                         2,986            3,231         138,443       25.00%
       Carrollton, TX            (Motel 6 Operating L.P.)

       350 Rhode Island Street   California Culinary                2,492            2,394         103,838       30.00%
       San Francisco, CA         Academy, LLC (Career
                                 Education Corp.)
                                 Starbucks Coffee Company              68               74          1,500
                                 Citibank                               --              25          6,545
                                 VACANT                                 --              --         13,461

       2500 Patrick Henry Pkwy.  Georgia Power Company              1,421            1,511        111,911        25.00%
       McDonough, GA

       First Park Drive          Omnipoint Holdings, Inc.           1,192            1,365         78,610        25.00%
       Oakland, ME               (T-Mobile USA, Inc.)

       11511 Luna Road           Haggar Clothing Company            1,447            1,584        180,507        30.00%
       Farmers Branch, TX        (Texas Clothing Holding
                                 Corp.)
                                 (Haggar  Corporation)

                                 ---------------------------- ---------------- --------------- --------------
                                 Office Subtotal              $   117,696        $ 120,384      7,357,839
                                 ---------------------------- ---------------- --------------- --------------
       Industrial

       101 Michelin Drive        TNT Logistics North          $     3,103      $    3,227       1,164,000        33.33%
       Laurens, SC               America, Inc.
                                 (TPG N.V.)

       10345 Philipp Parkway     L'Oreal  USA, Inc.                 2,290            2,518        649,250        25.00%
       Streetsboro, OH

       7111 Crabb Road           TNT Logistics North                2,078            2,161        752,000        33.33%
       Temperance, MI            America, Inc.
                                 (TPG N.V.)

       6050 Dana Way             Vacant(1)                            611              535        338,700        30.00%
       Antioch, TN               W.M Wright Company                   762              762        338,700

       3600 Army Post Rd.        EDS Information Services           2,663            2,856        405,000        30.00%
       Des Moines, IA            LLC (Electronic
                                 Data Systems Corporation)

       2400 West Haven Avenue    Michaels Stores Procurement        1,986            1,986        693,185        30.00%
       New Lenox, IL             Company, Inc.
                                 (Michaels Stores, Inc.)

                             Lexington Realty Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                    12/31/06

-------------------------------- ---------------------------- ---------------- --------------- -------------- --------------
                                                                    YTD
                                                                 Base Cash          YTD
                                                                  Revenue        Base GAAP        Square           LXP
Property Location                Tenant (Guarantor)               ($000)       Revenue ($000)     Footage       Ownership
-------------------------------- ---------------------------- ---------------- --------------- -------------- --------------

43955 Plymouth Oaks             Tower Automotive Products           1,886            1,886        290,133        30.00%
Boulevard                       Company
Plymouth, MI                    (Tower Automotive, Inc.)

121 Technology Drive             Heidelberg Web Systems,            1,833            1,850        500,500        33.33%
Durham, NH                       Inc.

3225 Meridian Parkway            Hagemeyer Foods, Inc.              1,482            1,609        201,845        30.00%
Weston, FL

291 Park Center Drive            Kraft Foods North                  1,530            1,514        344,700        33.33%
Winchester, VA                   America, Inc.

1109 Commerce Boulevard          Linens-n-Things, Inc.              1,258            1,251        262,644        30.00%
Logan Township, NJ

3245 Meridian Parkway            Circuit City Stores, Inc.          1,047            1,169        230,600        30.00%
Weston, FL

736 Addison Road                 Corning, Inc.                        646              646        408,000        30.00%
Erwin, NY

                                 ---------------------------- ---------------- --------------- --------------
                                 Subtotal Industrial          $      23,175     $  23,970       6,579,257
                                 ---------------------------- ---------------- --------------- --------------

Retail
12080 Carmel Mountain Road       Kmart Corporation            $       454       $      980        107,210        30.00%
San Diego, CA

5350 Leavitt Road                Kmart Corporation                  1,008              729        193,193        30.00%
Lorain, OH

255 Northgate Drive              Kmart Corporation                    712              515        107,489        30.00%
Manteca, CA

21082 Pioneer Plaza Drive        Kmart Corporation                    670              484        120,727        30.00%
Watertown, NY

97 Seneca Trail                  Kmart Corporation                    471              309         90,933        30.00%
Fairlea, WV

1150 West Carl Sandburg  Drive   Kmart Corporation                    400              289         94,970        30.00%
Galesburg, IL


                                 ---------------------------- ---------------- --------------- --------------
                                 Retail/ Other  Subtotal      $     3,715      $    3,306         714,522
                                 ---------------------------- ---------------- --------------- --------------

                                 ---------------------------- ---------------- --------------- --------------
                                 Grand Total                  $   144,586      $   147,660     14,651,618
                                 ---------------------------- ---------------- --------------- --------------

(1) Original tenant rejected the lease in bankruptcy. GAAP rent does not reflect accelerated amortization of $4,704.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ------------------------------------------- ----------------------------------


                                                                                                              Square
       Property Location                                       Tenant (Guarantor)                            Footage
       ------------------------------------------- ------------------------------------------- ----------------------------------
       Office
       12209 W. Markham Street                     Entergy Arkansas, Inc.                                     36,311
       Little Rock, AR

       5201 West Barraque Street                   Entergy Services, Inc.                                     27,189
       Pine Bluff, AR

       2200/2230  & 2222 East Imperial Highway 1   Raytheon Company                                          184,636
       El Segundo, CA

       2200/2230  & 2222 East Imperial Highway 3   Raytheon Company                                          184,636
       El Segundo, CA

       1500 Hughes Way                             Raytheon Company                                          478,437
       Long Beach, CA

       599 Ygnacio Valley Road                     Hercules Credit, Inc.                                      54,528
       Walnut Creek, CA

       5550 Tech Center Drive                      Federal Express Corporation                                71,000
       Colorado Spring, CO

       10 John Street                              Chesebrough Ponds (Unilever United                         41,188
       Clinton, CT                                 States, Inc.)

       6277 Sea Harbor Drive                       Harcourt Brace & Company                                  357,280
       Orlando, FL

       Sandlake Road/Kirkman Road                  Lockheed Martin Corporation                               184,000
       Orlando, FL

       500 Jackson Street                          Cummins Engine Company Inc.                               390,100
       Columbus, IN

       313 Carondelet                              Hibernia Corporation                                      222,432
       New Orleans, LA

       1111 Tulane Street                          Hibernia Corporation                                      180,595
       New Orleans, LA

       100 Light Street                            St. Paul Fire and Marine Insurance Co.                    530,000
       Baltimore, MD

       3165 McKelvey Road                          BJC Health System                                          52,994
       Bridgeton, MD

       200 Milik Street                            Pathmark Stores, Inc.                                      96,400
       Carteret, NJ

       288 North Broad Street                      Bank of America                                            30,000
       Elizabeth, NJ

       Columbia Road and Park Avenue               Honeywell International Inc.                              225,121
       Morris Township, NJ

       Columbia Road and Park Avenue               Honeywell International Inc.                               49,791
       Morris Township, NJ

       Columbia Road and Park Avenue               Honeywell International Inc.                              136,516
       Morris Township, NJ

       Columbia Road and Park Avenue               Honeywell International Inc.                              316,129
       Morris Township, NJ


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       656 Plainsboro Road                         Bank of America                                           2,000
       Plainsboro, NJ

       6226 West Sahara Avenue                     Nevada Power Company                                    282,000
       Las Vegas, NV

       9393 Springsboro Pike                       Reed Elsevier, Inc.                                      61,229
       Miamisburg, OH

       9393 Springsboro Pike                       Reed Elsevier, Inc.                                      85,873
       Miamisburg, OH

       265 Lehigh Street                           Wachovia Bank N.A.                                       71,230
       Allentown, PA

       207 Mockingbird lane                        Sun Trust Bank                                           63,800
       Johnson City, TN

       420 Riverport Road                          American Electric  Power                                 42,770
       Kingport, TN

       3965 Airways Boulevard                      Federal Express Corporation                             521,286
       Memphis, TN

       800 Ridgelake Boulevard                     The Kroger Co.                                           75,000
       Memphis, TN

       3535 Calder Avenue                          Wells Fargo & Co.                                        49,689
       Beaumont, TX

       350 Pine Street                             Entergy Gulf States                                     427,104
       Beaumont, TX

       1900 L. Don Dodson Drive                    VACANT                                                  206,905
       Bedford, TX

       2010 Alderson Drive                         Wells Fargo & Co.                                       185,000
       Dallas, TX

       1200 Jupiter Road                           Raytheon Company                                       278,759
       Garland, TX

       Route 64 West & Junction 333                Entergy Gulf States                                     191,950
       Russellville, AR

       101 East Washington Boulevard               Bank One                                                 69,690
       Fort Wayne, IN                              American Electric Power                                 278,762

       700 US Hwy Route 202-206                    Biovail Pharmaceuticals, Inc.                          115,558
       Bridgewater, NJ

       850-950 Warrenville Road                    National Louis University                                85,532
       Lisle, IL                                   James J. Benes & Associates                               6,347
                                                   PRIMMS, Inc.                                              7,535

       333 Mt. Hope Avenue                         BASF Corporation                                         95,500
       Rockway, NJ

       180 South Clinton Street                    Frontier Corporation                                    226,000
       Rochester, NY


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       17770 Cartwright Road                       Associates First Capital Corporation                    200,000
       Irvine, CA

       255 California Street                       Multi-tenanted (1)                                      169,846
       San Francisco, CA

       5724 W. Las Positas Boulevard               NK Leasehold                                             41,760
       Pleasanton, CA

       849 Front Street                            Multi - tenanted (2)                                     22,294
       Evanston, WY

                                                   ---------------------------------------- -----------------------------------
                                                   Office Subtotal                                       7,712,702
                                                   ---------------------------------------- -----------------------------------


(1) Property includes 21 tenants and is approximately 84% leased.

(2) Property includes 8 tenants and is approximately 71% leased.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       Industrial
       1665 Hughes Way                             Raytheon Company                                        200,541
       Long Beach, CA

       3333 Coyote Hill Road                       Xerox Corporation                                       123,000
       Palo Alto, CA

       2455 Premier Drive                          Walgreen Co.                                            205,016
       Orlando, FL

       1901 Ragu Drive                             Ragu Foods, Inc. (Unilever United                       443,380
       Owensboro, KY                               States, Inc.)

       North Wells Road                            United Technologies Corp.                               820,868
       North Berwick, ME

       75 North Street                             Rotron Inc. (EG&G)                                       52,000
       Saugerties, NY

       US Highway 17                               Food Lion, Inc.                                          36,828
       North Myrtle Beach, SC

       120 South East Parkway Drive                United Technologies Corp.                               289,330
       Franklin, TN

       3456 Meyers Avenue                          Sears, Roebuck & Company                                780,000
       Memphis,TN

       300 Bennett Lane                            Xerox Corporation                                       256,000
       Lewisville, TX

       4400 State Road 19                          Walgreen Co.                                            356,000
       Windsor, WI

       749 Southrock Drive                         Jacobson Warehouse Company Inc.                         150,000
       Rockford, IL

       3686 South Central Avenue                   Jacobson Warehouse Company Inc.                          90,000
       Rockford, IL

       2203 Sherrill Drive                         LA-Z-Boy Greenboro, Inc.                                639,600
       Statesville, NC                             (LA-Z-Boy Incorporated)

       7005 Cochran Road                           Royal Appliance Mfg. Co.                                458,000
       Glen Willow, OH

       1420 Greenwood Road                         Atlas Cold Storage America LLC                          201,583
       McDonough, GA

       1650-1654 Williams Road                     ODW Logistics, Inc.                                     744,800
       Columbus, OH

       2880 Kenny Biggs Road                       Quickie Manufacturing Corp.                             308,000
       Lumberton, NC

       10590 Hamilton Avenue                       The Hillman Group, Inc.                                 247,000
       Cincinnati, OH


                                                   ---------------------------------------- -----------------------------------
                                                   Industrial Subtotal                                   6,401,946
                                                   ---------------------------------------- -----------------------------------

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       Retail/Other
       302 Croxcreek Parkway                       The Kroger Co.                                           42,130
       Florence, AL

       5544 Atlanta Highway                        Beasley Development LLC                                  60,698
       Montgomery, AL

       Bisbee Naco Highway & Highway 92            Safeway Stores, Inc.                                     30,181
       Bisbee, AZ

       Grant Road & Craycroft                      Safeway Stores, Inc.                                     37,268
       Tucson, AZ

       22765 Aspan Street                          Mark C. Bloome (Goodyear)                                10,250
       Lake Forest, CA

       Old Mamoth Road/Meridian                    Safeway Stores, Inc.                                     44,425
       Boulevard
       Mammoth Lakes, CA

       15745 Monterey Road                         Gerard Tire Services (Goodyear)                          10,250
       Morgan Hill, CA

       1400 Stoneridge Mall                        Federated Department Stores                             175,000
       Pleasanton, CA

       1631 West Redlands Boulevard                Mark C. Bloome (Goodyear)                                11,200
       Redlands, CA

       270 Fashion Valley Road                     Nordstrom, Inc.                                         225,919
       San Diego, CA

       315 Colorado Avenue                         Federated Department Stores                             150,000
       Santa Monica, CA

       18182 Irvine Boulevard                      Mervyn's                                                 72,000
       Tustin, CA

       34734 Alvarado Niles Road                   Gerard Tire Services (Goodyear)                          10,800
       Union City, CA

       500 East Harbor Boulevard                   City of San Buenaventura                                 39,600
       Venture, CA

       17005 Imperial Highway                      Mark C. Bloome (Goodyear)                                10,800
       Yorba Linda., CA

       15220 East 6th Avenue                       VACANT                                                   41,384
       Aurora, CO

       12000 East Mississippi Avenue               Safeway Stores, Inc.                                     24,000
       Aurora, CO

       Kipling Street & Bowles Avenue              VACANT                                                   29,360
       Littleton, CO

       10340 U.S. 19                               VACANT                                                   53,820
       Port Richey, FL


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       2010 Apalachee Parkway                      VACANT                                                   53,820
       Tallahassee, FL

       2223 North Druid Hills Road                 Bank of America                                           6,260
       Atlanta, GA

       956 Ponce de Leon Avenue                    Bank of America                                           3,900
       Atlanta, GA

       4545 Chamblee - Dunwoody Road               Bank of America                                           4,565
       Chamblee, GA

       201 West Main Street                        Bank of America                                          14,208
       Cumming, GA

       3468 Georgia Highway 120                    Bank of America                                           9,300
       Duluth, GA

       1066 Main Street                            Bank of America                                          14,859
       Forest Park, GA

       825 Southway Drive                          Bank of America                                           4,894
       Jonesboro, GA

       1698 Mountain Indus. Boulevard              Bank of America                                           5,704
       Stone Mountain, GA

       502 East Carmel Drive                       Marsh Supermarkets, Inc.                                 38,567
       Carmel, IN

       5104 North Franklin Road                    Marsh Supermarkets, Inc.                                 28,721
       Lawrence, IN

       2440 Bardstown Road ( Supermarket)          The Kroger Co.                                           40,019
       Louisville, KY

       2440 Bardstown Road                         The Kroger Co.                                            9,600
       Louisville, KY

       205 Homer Road                              Safeway Stores, Inc.                                     35,000
       Minden, LA

       24th Street West & St. John's Avenue        Safeway Stores, Inc.                                     40,800
       Billings, MT

       Little Rock Road/Tuckaseegee Road           Food Lion, Inc.                                          33,640
       Charlotte, NC

       Brown Mill Road/US 601                      Food Lion, Inc.                                          32,259
       Concord, NC

       Gum Branch Road                             Food Lion, Inc.                                          23,000
       Jacksonville, NC

       US 221 & Hospital Road                      Food Lion, Inc.                                          23,000
       Jefferson, NC

       291 Talbet Boulevard                        Food Lion, Inc.                                          23,000
       Lexington, NC


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       Julian Avenue/Clominger Street              Food Lion, Inc.                                          21,000
       Thomasville, NC

       10 South Avenue                             Pathmark Stores, Inc.                                    52,000
       Garwood, NJ

       2910 Juan Tabo Blvd.                        Safeway Stores, Inc.                                     35,000
       Albuquerque, NM

       130 Midland Avenue                          Pathmark Stores, Inc.                                    59,000
       Portchester, NY

       1606 North Bend Road                        VACANT                                                   25,628
       Cincinnati, OH

       2000 East Main Street                       The Kroger Co.                                           34,019
       Columbus, OH

       1084 East Second Street                     Marsh Supermarkets, Inc.                                 29,119
       Franklin, OH

       N.E.C. 45th Street/Lee Boulevard            Safeway Stores, Inc.                                     30,757
       Lawton, OK

       1642 Williams Avenue                        Safeway Stores, Inc.                                     33,770
       Grants Pass, OR

       559 North Main Street                       Citizens Bank of Pennsylvania                             3,800
       Doylestown, PA

       25 East Main Street                         Citizens Bank of Pennsylvania                             3,800
       Lansdale, PA

       1055 West Baltimore Pike                    Citizens Bank of Pennsylvania                             3,800
       Lima, PA

       4947 North Broad Street                     Citizens Bank of Pennsylvania                             3,800
       Philadelphia, PA

       2001-03 Broad Street                        Citizens Bank of Pennsylvania                             3,800
       Philadelphia, PA

       6201 North 5th  Street                      Citizens Bank of Pennsylvania                             3,800
       Philadelphia, PA

       7323-29 Frankford Avenue                    Citizens Bank of Pennsylvania                             3,800
       Philadelphia, PA

       15 South 52nd Street                        Citizens Bank of Pennsylvania                             3,800
       Philadelphia, PA

       10650 Bustleton Avenue                      Citizens Bank of Pennsylvania                             3,800
       Philadelphia, PA

       1025 West Lehigh Avenue                     Citizens Bank of Pennsylvania                             3,800
       Philadelphia, PA

       2014 Cottman Avenue                         Citizens Bank of Pennsylvania                             3,800
       Philadelphia, PA


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       4160 Monument Road                          Pathmark Stores, Inc.                                    50,000
       Philadelphia, PA

       15 Newton - Richboro Road                   Citizens Bank of Pennsylvania                             3,800
       Richboro, PA

       363 West Lancaster Avenue                   Citizens Bank of Pennsylvania                             3,800
       Wayne, PA

       S. Carlina 52/52 Bypass                     Food Lion, Inc.                                          23,000
       Moncks Corner, SC

       1600 East 23rd Street                       The Kroger Co.                                           42,130
       Chattanooga, TN

       1053 Mineral Springs Raod                   The Kroger Co.                                           31,170
       Paris, TN

       3040 Josey Lane                             Ong's Family Inc.                                        61,000
       Carrolton, TX

       1610 South Westmoreland Avenue              Malone's Food Stores                                     68,024
       Dallas, TX

       3451 Alta Mesa Boulevard                    Safeway Stores, Inc.                                     44,000
       Fort Worth, TX

       101 West Buckingham Road                    Safeway Stores, Inc.                                     40,000
       Garland, TX

       1415 Highway 377 East                       Safeway Stores, Inc.                                     35,000
       Granbury, TX

       2500 E. Carrier Parkway                     Safeway Stores, Inc.                                     49,349
       Grand Prairie, TX

       4811 Wesley Street                          Safeway Stores, Inc.                                     48,427
       Greenville, TX

       120 South Waco Street                       Safeway Stores, Inc.                                     35,000
       Hillsboro, TX

       13133 Steubner Ave                          The Kroger Co.                                           52,200
       Houston, TX

       5402 4th Street                             VACANT                                                   53,820
       Lubbock, TX

       3211 W. Beverly Street                      Food Lion, Inc.                                          23,000
       Staunton. VA

       9803 Edmonds Way                            VACANT                                                   35,459
       Edmonds, WA

       224th Street & Meridan                      Safeway Stores, Inc.                                     44,718
       Graham, WA

       Meridan & 65th                              Safeway Stores, Inc.                                     44,718
       Milton, WA


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       1700 State Route 160                        Jubilee Fun                                              27,968
       Port Orchard, WA

       228th Avenue, N.E.                          Safeway Stores, Inc.                                     44,718
       Redmond, WA

       849 Front Street                            Bank of the West                                         7,206
       Evanston, WY

       10415 Grande Avenue                         Furrs Cafeterias Operators LP                            10,000
       Sun City, AZ

       101 Creger                                  Lithia Motors                                            10,000
       Ft. Collins, CO

       900 South Canal Street.                     Furrs Cafeterias Operators LP                            10,000
       Carlsbad, NM

       4121 South Port Avenue                      Furrs Cafeterias Operators LP                            10,000
       Corpus Christi, TX

       119 North Balboa Road                       Furrs Cafeterias Operators LP                            10,000
       El Paso, TX

       901 West Expressway                         Furrs Cafeterias Operators LP                            10,000
       McAllen, TX

       402 East Crestwood Drive                    Furrs Cafeterias Operators LP                            10,000
       Victoria, TX

       928 First Avenue                            Rock Falls County Market                                 27,650
       Rock Falls, IL

       4512 N Market                               Safeway Stores, Inc.                                     38,905
       Spokane, WA

       3621 E Lincoln Way                          VACANT                                                   31,420
       Cheyenne, WY

       9400 South 755 East                         Albertsons Inc.                                          41,612
       Sandy, UT

       7470 El Camino Real                         CSK Auto (Albertsons Inc.)                                4,000
       Atascadero, CA

       635 Highland Spring Road                    CSK Auto (Albertsons Inc.)                                4,000
       Beaumont, CA

       2044 West Main Street                       CSK Auto (Albertsons Inc.)                                7,000
       Paso Robles, CA

       1321 Commerce Street                        Adolphus Associates (Met Life)                          498,122
       Dallas, TX

       2200/2230 & 2222 East Imperial              Raytheon Company                                        959,000
       Highway 2
       El Segundo, CA


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Newkirk Portfolio
                                    12/31/06

       ------------------------------------------- ---------------------------------------- -----------------------------------


                                                                                                           Square
       Property Location                                     Tenant (Guarantor)                            Footage
       ------------------------------------------- ---------------------------------------- -----------------------------------
       2404 West Main Street                       CSK Auto (Albertsons Inc.)                                3,030
       Farmington, NM

       2520 E. Bonanza Road                        CSK Auto (Albertsons Inc.)                                2,800
       Las Vegas, NV

       8960 Dyer Street                            CSK Auto (Albertsons Inc.)                                2,625
       El Paso, TX

       6100 Alameda Avenue                         CSK Auto (Albertsons Inc.)                                2,800
       El Paso, TX

       3322 82nd Street                            CSK Auto (Albertsons Inc.)                                2,550
       Lubbock, TX

       25 E. McKellips Road                        CSK Auto (Albertsons Inc.)                                2,660
       Mesa, AZ

       7200 Cradle rock way                        GFS Realty, Inc.                                         57,209
       Columbia, MD

       185 Washburn Circle                         Mark C. Bloome (Goodyear)                                 9,400
       Corona, CA

       810124 Highway 111                          Mark C. Bloome (Goodyear)                                 9,600
       Indio, CA

                                                   ---------------------------------------- -----------------------------------
                                                   Retail/Other Subtotal                                 4,529,184
                                                   ---------------------------------------- -----------------------------------

                                                   ---------------------------------------- -----------------------------------
                                                   Grand Total                                          18,643,832
                                                   ---------------------------------------- -----------------------------------




       Note
       ----

       As the Merger was effective December 31, 2006 no revenue has been earned from the Newkirk portfolio.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                             Properties by Location
                                    12/31/06

                                                                                  Historical 12-Month
                                                                               Ended December 31, 2006(1)
      No. of                            Number of      Percent     Square          Base Rent   Percent of
      Locations     Location           Properties(3)  Leased(4)    Feet(2)          ($000's)   Base Rent
      ------------- ------------------ ------------  ----------- ------------ -----------------------------
       1            Texas                    50           95.5%   7,834,490       $  46,766      19.1%
       2            South Carolina           13          100.0    3,916,396          20,056       8.2
       3            Pennsylvania             27          100.0    2,642,531          17,622       7.2
       4            Ohio                     20           99.5    5,644,887          15,630       6.4
       5            California               39           99.3    5,961,657          14,031       5.7
       6            Florida                  17           95.6    2,474,050          12,416       5.1
       7            Michigan                 13           88.0    2,466,397          11,546       4.7
       8            Virginia                  9          100.0    1,422,643          11,278       4.6
       9            Georgia                  14          100.0      998,872          10,125       4.1
      10            Arizona                  12           94.0      829,593           8,830       3.6
      11            Kentucky                  9           97.8    2,293,076           7,516       3.1
      12            Massachusetts             4          100.0      574,301           7,392       3.0
      13            Tennessee                18           90.8    4,037,645           6,972       2.9
      14            New Jersey               15          100.0    1,955,773           6,653       2.7
      15            Utah                      2          100.0      336,612           6,321       2.6
      16            Illinois                 10          100.0    1,798,999           5,515       2.3
      17            Indiana                   8          100.0    1,530,343           5,328       2.2
      18            Iowa                      4          100.0    1,073,648           3,812       1.5
      19            Oregon                    5          100.0      450,479           3,758       1.5
      20            North Carolina           13          100.0    1,903,608           3,191       1.3
      21            Washington               10           93.5      542,335           2,315       0.9
      22            Connecticut               3          100.0      238,952           2,231       0.9
      23            The Netherlands           1          100.0      122,450           2,182       0.9
      24            Colorado                  8           86.9      538,984           2,164       0.9
      25            Oklahoma                  5          100.0      317,404           1,670       0.7
      26            Kansas                    2          100.0      397,682           1,358       0.6
      27            Alabama                   3          100.0      698,174           1,054       0.4
      28            Hawaii                    2           98.2      297,441           1,004       0.4
      29            Mississippi               2          100.0      362,941             984       0.4
      30            Louisiana                 5          100.0      587,213             766       0.3
      31            New Hampshire             1          100.0      500,500             617       0.3
      32            Minnesota                 1          100.0       18,620             560       0.2
      33            Nebraska                  1          100.0       86,800             509       0.2
      34            Missouri                  1          100.0      166,641             483       0.2
      35            Wisconsin                 2          100.0      432,164             463       0.2
      36            Maryland                  5          100.0      799,222             426       0.2
      37            Maine                     2          100.0      899,478             341       0.2
      38            New York                  5          100.0      865,727             339       0.2
      39            Idaho                     1          100.0       77,484             330       0.1
      40            West Virginia             1          100.0       90,933              93        --
      41            Arkansas                  3          100.0      255,450              --        --
      42            Nevada                    2          100.0      284,800              --        --
      43            Montana                   1          100.0       40,800              --        --
      44            New Mexico                3          100.0       48,030              --        --
      45            Wyoming                   3           37.8       60,920              --        --


                    ------------------ ------------ ------------ ------------ -------------- --------------
                    Total                   375        97.6%     58,877,145   $     244,647       100%
                    ------------------ ------------ ------------ ------------ -------------- --------------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)  Includes properties owned as of December 31, 2006.
(3)  Includes properties owned during the year ended December 31, 2006.
(4)  As of December 31, 2006.

                             Lexington Realty Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                    12/31/06


                        Office                                 Industrial                              Retail/ Other
------- ------------ ------------- ------------ ------------ ------------- -------------- ------------ -------------- --------------
          Square      Cash Rental    Net Rent     Square      Cash Rental     Net Rent      Square      Cash Rental     Net Rent
Year      Footage      Revenue(1)       PSF       Footage     Revenue(1)        PSF         Footage     Revenue(1)         PSF
------- ------------ ------------- ------------ ------------ ------------- -------------- ------------ -------------- --------------
2007      753,450        16,398        22.28      2,436,372       13,336        5.47          217,000        1,971         9.08
2008    3,162,653        52,394        21.90      1,284,379          146        8.18          616,559        7,299        12.10
2009    2,858,244        50,037        21.65        883,966        2,085         3.34       1,213,603        9,493        15.36
2010    2,300,355        19,613        13.51      1,885,413        5,773         3.06          90,800          590         6.50
2011    1,693,948        17,052        15.51      1,251,535          536         4.67         511,164        4,081         7.98
2012    1,897,486        18,077        12.47      4,559,134       10,652         4.20         561,425        4,630         8.25
2013    1,897,103        22,479        15.28        202,086        3,982        19.70          39,600          896        22.63
2014    2,716,818        34,568        16.51      1,055,160        3,927         3.72         267,337          496         1.85
2015    2,274,294        21,072        14.00      1,372,370        7,388         5.53          76,164          469         6.15
2016    1,152,227         9,267        16.74      1,655,158        6,088         4.20         225,919        1,600         7.08
2017      130,690           398         8.67      1,788,022        6,497         4.04         119,706          473         3.95
2018      740,924         5,955        12.35        744,800        1,347         1.81       1,943,876        4,668         3.85
2019    1,649,414        18,960        15.24      1,412,025        4,121         4.41              --           --           --
2020      344,659         5,214        18.53        666,037        4,712         7.51              --           --           --
2021      420,926         8,020        19.05      1,928,504        7,607         4.31          61,000          361         5.92
2022           --            --           --             --           --           --              --           --           --
2023           --            --           --             --           --           --              --           --           --
2024      187,262         1,069        19.02        693,185          568         2.73              --           --           --
2025      146,800         1,744        15.63      2,140,254        9,802         3.20              --           --           --
2026           --            --           --        500,500          427         2.56          77,076        1,357        23.16
Weighted
  Average                            $ 17.05                                 $   4.53                                   $  8.46
                                     =======                                 ========                                   =======






(1) Includes proportionate share of joint venture investments and is net of estimated expenses.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                               Lexington Portfolio
                                    12/31/06
                                    ($000's)

                                                                                      Percentage of
                                                             Total                        Total
                                 Number of         Annualized Base Rent (1)            Annualized
Year                          Leases Expiring                                          Base Rent
------------------------- ------------------------ --------------------------- ----------------------------
2007                                29             $         15,935                         6.2%
2008                                20                        6,840                         2.7
2009                                25                       22,504                         8.8
2010                                21                       19,590                         7.7
2011                                21                       19,202                         7.5
2012                                23                       25,946                        10.2
2013                                15                       21,750                         8.5
2014                                19                       23,592                         9.2
2015                                20                       28,291                        11.1
2016                                14                       12,118                         4.7
2017                                 6                        3,990                         1.6
2018                                12                        8,557                         3.4
2019                                10                        9,618                         3.8
2020                                 7                        9,626                         3.8
2021                                 7                       12,594                         4.9
2022                                --                           --                          --
2023                                --                           --                          --
2024                                 2                        1,665                         0.7
2025                                 8                       11,448                         4.5
2026                                 2                        2,106                         0.7
                          ------------------------ --------------------------- ----------------------------
Total                              261             $        255,372                       100.0%
                          ======================== =========================== ============================


(1) Includes proportionate share of joint venture investments.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                Newkirk Portfolio
                                    12/31/06
                                    ($000's)

                                                                                      Percentage of
                                                             Total                        Total
                                 Number of         Annualized Base Rent (1)            Annualized
Year                          Leases Expiring                                          Base Rent
------------------------- ------------------------ --------------------------- ----------------------------
2007                                11                      $19,481                        10.6%
2008                                51                       50,929                        27.7
2009                                43                       37,267                        20.3
2010                                10                        6,475                         3.5
2011                                 9                        4,765                         2.6
2012                                17                        9,880                         5.4
2013                                 4                        7,731                         4.2
2014                                 8                       13,303                         7.2
2015                                 4                        2,697                         1.5
2016                                 6                        3,740                         2.0
2017                                 4                        4,161                         2.2
2018                                 2                        8,743                         4.8
2019                                 8                       12,802                         7.0
2020                                --                           --                          --
2021                                 2                        1,661                         1.0
2022                                --                           --                          --
2023                                --                           --                          --
2024                                --                           --                          --
2025                                --                           --                          --
2026                                --                           --                          --
                          ------------------------ --------------------------- ----------------------------
Total                              179             $        183,635                       100.0%
                          ======================== =========================== ============================

                                                              Estimated
                      Estimated Amortization Below           Amortization             Estimated Annual
                              Market Leases               Above Market Leases         Amortization, Net
------------------- ---------------------------------- -------------------------- ---------------------------
2007                     $       17,273                  $    (37,850)              $    (20,577)
2008                             15,880                       (29,265)                   (13,385)
2009                             15,772                       (10,508)                      5,264
2010                             15,112                        (1,333)                     13,779
2011                             14,872                        (1,333)                     13,539





(1) Includes proportionate share of joint venture investments.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    12/31/06
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
                                                                                     Current
                                                                                     Estimated
                                        Debt         Interest Rate                    Annual             Balloon
Property - Fixed Rate                  Balance                        Maturity    Debt Service(d)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Warren, OH(a)(b)                     $    5,851          7.000%         Oct-07    $      6,160         $      --
Bristol, PA                               9,393          7.400          Feb-08             831              9,262
Decatur, GA                               6,268          6.720          Jun-08             579              6,049
Palm Beach Gardens, FL                   10,759          7.010          Jun-08             970             10,418
Canton, OH                                3,085          7.150          Aug-08             313              2,936
Spartanburg, SC                           2,562          7.150          Aug-08             260              2,438
Irvine, CA(j)                             9,094          9.339          Sep-08           5,653                 --
New Orleans, LA(k)                        6,712          6.930          Sep-08           4,084                 --
New Orleans, LA(k)                        5,336          6.930          Sep-08           3,246                 --
Owensboro, KY(l)                          7,487          7.940          Dec-08           3,361                 --
Clinton, CT(l)                            1,157          7.940          Dec-08             519                 --
Columbia, MD(m)                           1,146          8.625          Dec-08             297                719
Long Beach, CA(n)                         9,549          6.160          Jan-09           4,180                 --
Long Beach, CA(n)                        25,751          6.250          Jan-09          11,286                 --
Florence, SC                              8,879          7.500          Feb-09             869              8,443
Canton, OH                                  757          9.490          Feb-09             388                 --
Baton Rouge, LA                           1,670          7.375          Mar-09             208              1,478
Livonia, MI                              10,625          7.800          Apr-09             992             10,236
Bristol, PA                               5,611          7.250          Apr-09             571              5,228
Henderson, NC                             4,119          7.390          May-09             417              3,854
Westland, MI                              1,625         10.500          Sep-09             683                 --
Salt Lake City, UT                        7,138          7.610          Oct-09           2,901                 --
High Point, NC                            8,372          5.750          Oct-09             695              7,741
Pleasanton, CA(o)                         4,652         10.250          Dec-09             727              3,807
San Francisco, CA(o)                     23,313          3.893          Dec-09           1,750             20,000
Richmond, VA                             15,953          8.100          Feb-10           1,511             15,257
Hampton, VA                               7,072          8.270          Apr-10             677              6,758
Hampton, VA                               4,337          8.260          Apr-10             415              4,144
Tampa, FL                                 8,052          6.930          Aug-10             674              7,603
Tampa, FL                                 5,823          6.880          Aug-10             485              5,495
Herndon, VA                              18,258          8.180          Dec-10           1,723             17,301
Tucson, AZ                                2,306          7.500          Jan-11             226              2,076
Valley Forge, PA                         12,298          7.120          Feb-11           1,166             10,927
Renswoude, NA(f)                         35,880          5.305          Apr-11           2,612             32,686
Glendale, AZ                             14,278          7.400          Apr-11           1,258             13,365
Dallas, TX                               30,582          5.126          May-11           1,589             30,582
Wallingford, CT                           3,421          4.926          May-11             221              3,187
Auburn Hills, MI                          6,758          7.010          Jun-11             637              5,918
Plymouth, MI                              4,502          7.960          Jul-11             463              3,949
Newport, OR                               6,644          5.030          Aug-11             470              5,980
Greenville, SC                           13,184          4.415          Jan-12             841             11,806
New Kingston, PA                          6,917          7.790          Jan-12             678              6,101
Mechanicsburg, PA                         5,106          7.780          Jan-12             500              4,503
New Kingston, PA                          3,295          7.780          Jan-12             323              2,906
Lake Forest, CA                          10,486          7.260          Feb-12             901              9,708
Memphis, TN                              17,674          5.247          May-12           1,181             16,222
Lakewood, CO                              8,617          5.097          May-12             566              7,890
Groveport, OH                             7,552          6.030          Oct-12             563              6,860
San Antonio, TX                          29,183          6.080          Oct-12           2,260             26,025
Foxboro, MA(b)                           16,003          6.000          Jan-13           2,817                 --
Fort Mill, SC                            11,086          6.000          Jan-13             839              9,904
Waterloo, IA                              5,899          5.610          Feb-13             672              3,505
Atlanta, GA                              44,851          5.268          May-13           3,004             40,356
Houston, TX                              17,507          5.218          May-13           1,166             15,737
Southington, CT                          13,656          5.018          May-13             890             12,228
Tempe, AZ                                13,528          5.148          May-13             894             12,144
Indianapolis, IN                          9,554          5.168          May-13             633              8,580
Fort Meyers, FL                           8,912          5.268          May-13             476              8,550
Chelmsford, MA                            6,946          5.118          May-13             458              6,231
Lancaster, CA (first)                    10,131          7.020          Sep-13             900              8,637


                             Lexington Realty Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    12/31/06
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
                                                                                     Current
                                                                                     Estimated
                                        Debt         Interest Rate                    Annual             Balloon
Property - Fixed Rate                  Balance                        Maturity    Debt Service(d)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Lancaster, CA (second)                    8,552          5.920          Sep-13             642              7,518
Knoxville, TN                             5,093          5.950          Sep-13             381              4,496
Phoenix, AZ                              19,143          6.270          Sep-13           1,527             16,490
Foxboro, MA(b)                           20,452          6.000          Jan-14           3,270                 --
Moody, AL                                 7,365          4.978          Jan-14             493              6,350
Mechanicsburg, PA                        13,126          5.730          Mar-14           1,045             10,538
Redmond, OR                               9,751          5.616          Apr-14             697              8,484
Clive, IA                                 5,868          5.139          May-14             387              5,151
Fort Mill, SC                            20,300          5.373          May-14           1,148             18,311
Philadelphia, PA(e)                      49,000          5.060          Jul-14           2,784             43,547
Eau Claire, WI                            1,762          8.000          Jul-14             313                 --
Carrollton, TX                           14,137          5.530          Jan-15             993             12,022
Franklin, NC                              1,600          8.500          Mar-15             271                 --
Knoxville, TN(h)                          7,734          5.310          May-15             520              6,658
Tulsa, OK(h)                              7,619          5.060          May-15             499              6,517
Jacksonville, FL(h)                       5,759          5.110          May-15             379              4,927
Kalamazoo, MI                            17,479          5.411          May-15           1,189             15,087
Houston, TX                              16,828          5.160          May-15           1,114             14,408
Houston, TX                              13,140          5.210          May-15             874             11,265
Fishers, IN                              13,067          5.160          May-15             865             11,188
San Antonio, TX                          12,961          5.340          May-15             875             11,149
Los Angeles, CA                          11,398          5.110          May-15             750              9,760
Atlanta, GA                              11,325          5.260          May-15             604             10,502
Richmond, VA                             10,518          5.310          May-15             708              9,055
Harrisburg, PA                            9,099          5.110          May-15             599              7,780
Rockaway, NJ                             14,900          5.292          May-15             789             14,900
Elizabethtown, KY(g)                     16,303          4.990          Jul-15           1,070             13,766
Hopkinsville, KY(g)                       9,550          4.990          Jul-15             627              8,070
Dry Ridge, KY(g)                          7,723          4.990          Jul-15             507              6,521
Owensboro, KY(g)                          6,879          4.990          Jul-15             452              5,813
Elizabethtown, KY(g)                      3,096          4.990          Jul-15             203              2,614
       Southborough, MA                   1,759          7.500          Sep-15             275                 --
Houston, TX(b)                           64,380          6.250          Sep-15           8,147             18,318
Houston, TX(b)                           25,987          6.250          Sep-15           3,101              6,985
Sugar Land, TX(b)                        16,869          6.250          Sep-15           2,237              6,286
Houston, TX(b)                            7,382          6.250          Sep-15             891              2,222
Temple, TX                                8,881          6.090          Jan-16             668              7,446
Danville, IL                              6,292          9.000          Jan-16             692              4,578
Bridgewater, NJ                          14,805          5.732          Mar-16             849             13,751
Omaha, NE(h)                              8,919          5.610          Apr-16             621              7,560
Tempe, AZ(h)                              8,423          5.610          Apr-16             586              7,140
Bremerton, WA                             6,564          6.090          Apr-16             494              5,465
Lisle, IL                                10,450          6.500          Jun-16             679              9,280
Rockford, IL                              6,900          6.210          Aug-16             428              6,093
Statesville, NC                          14,100          6.210          Aug-16             876             12,451
Rochester, NY                            18,800          6.210          Aug-16           1,167             16,602
Glenwillow, OH                           17,000          6.130          Sep-16           1,042             14,988
Plymouth, IN(h)                           6,652          6.315          Sep-16             497              5,723
Tomball, TX(h)                            9,408          6.063          Nov-16             683              8,023
El Segundo, CA(p)                        55,000          5.675          Dec-16           3,820             45,723
Memphis, TN(h)                            3,951          5.910          Jan-17             229              3,484
Dubuque, IA                              10,745          5.402          Jun-17             733              8,725
Westmont, IL                             15,224          6.210          Mar-18           1,292              9,662
Houston, TX(h)                            7,500          6.507          Nov-19             495              6,692
Boca Raton, FL                           20,400          6.470          Feb-20           1,338             18,383
Houston, TX                               9,880          5.640          Dec-20             692              7,018
Livonia, GA(h)                            9,898          5.460          Dec-20             741              5,895
Wall Township, NJ(b)                     29,596          6.250          Jan-21           2,013                 --
Hilliard, OH                             28,960          5.907          Feb-21           1,734             27,483


                             Lexington Realty Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    12/31/06
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
                                                                                     Current
                                                                                     Estimated
                                        Debt         Interest Rate                    Annual             Balloon
Property - Fixed Rate                  Balance                        Maturity    Debt Service(d)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Whippany, NJ(h)                          16,880          6.290          Nov-21           1,344             10,400
Dillon, SC,CA                            23,378          5.974          Feb-22           1,832             13,269
El Segundo, CA(p)                        13,282          4.860          Jan-24              54             11,417
El Segundo, CA(p)                        16,233          4.860          Jan-24              66             13,955
Chester, SC                              13,445          5.380          Aug-25           1,144                362
                                     ----------          -----                        --------          ---------
                                      1,516,632          5.963%                        154,664          1,113,996
                                     ----------          -----                        --------          ---------

Corporate
Credit Facility (C)                      65,194          7.120%         Jun-08           4,706             65,194
Corporate Facility (i)                  547,199          6.390%         Aug-08          42,288            534,074
                                     ----------         ------                       ---------          ---------

Total                             $   2,129,025          6.108%                  $     201,658        $ 1,713,264
                                     ==========          =====                       =========          =========



(a)      Included in discontinued operations.
(b)      Debt balances based upon imputed interest rates.
(c)      Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(d) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e) The Company has an 80.5% interest in the property securing the mortgage.
(f)      The Company has a 90.0% interest in the property securing the mortgage.
(g)      Debt balances are net of mortgage investment made by the Company.
(h)      The Company has a 76.2% interest in the property securing the mortgage.
(i)      Newkirk facility at LIBOR plus 175 bps.
(j)      The Company has a 60.4% interest in the property.
(k)      The Company has a 47.5% interest in the property.
(l)      The Company has a 63.2% interest in the property.
(m)      The Company has a 45.0% interest in the property.
(n)      The Company has a 55.0% interest in the property.
(o) The Company consolidates this property as it is a variable interest entity. The Company has a 1% general partnership interest in the property.
(p)      The Company has a 53.0% interest in the property.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                    12/31/06
                                     (000's)

 ------------------------------- -------------- ---------------- ------------- --------------- ----------------- ------------------
                                                                                                  Current
                                                      LXP                                         Estimated
                                     Debt        Proportionate     Interest                        Annual            Balloon
 Joint Venture Property             Balance          Share           Rate         Maturity     Debt Service(d)       Payment
 ------------------------------- -------------- ---------------- ------------- --------------- ----------------- ------------------
Russellville, AK                    $   1,281   $       391          6.850          May-08     $     913             $       --
Dallas, TX                             21,800         5,228          6.680          Jun-09         9,614                     --
Santa Clarita, CA                      28,200         8,460          4.750          Oct-09         1,340                 28,200
Columbia, SC                           23,538         9,415          7.850          Oct-09         2,196                 22,586
Houston, TX                            19,837         6,606          7.580          Oct-09         2,032                 18,229
Fishers, IN                            14,177         4,721          8.190          Apr-10         1,499                 12,960
Lorain, OH(1)                           2,740           822          6.000          Jul-10           903                     --
Manteca, CA(1)                          1,936           581          6.000          Jul-10           638                     --
Watertown, NY(1)                        1,820           546          6.000          Jul-10           600                     --
Fairlea, WV(1)                          1,279           384          6.000          Jul-10           421                     --
San Diego, CA(1)                        1,234           370          6.000          Jul-10           406                     --
Galesburg, IL(1)                        1,086           326          6.000          Jul-10           358                     --
Irving, TX                             25,740         8,571          8.160          Oct-10         2,432                 24,454
Lake Mary, FL                          12,803         4,263          7.880          Oct-10         1,181                 12,118
Lake Mary, FL                          12,766         4,251          7.880          Oct-10         1,178                 12,082
Parsippany, NJ                         39,576        13,179          7.350          Mar-11         3,472                 37,047
Novato, CA                             21,925         6,578          5.750          Jul-11         1,600                 20,307
Winchester, VA                         10,416         3,469          7.330          Aug-11           908                  9,675
Milford, OH                            15,882         5,289          8.170          Feb-12         1,783                 12,686
Des Moines, IA                         22,761         6,828          5.147          May-12         1,188                 22,153
Fort Worth, TX                         19,471         5,841          5.097          May-12         1,280                 17,823
Raleigh, NC                            12,900         3,870          4.947          May-12           647                 12,543
Farmington Hills, MI                   20,246         6,748          5.420          Sep-12         1,500                 17,724
Laurens, SC                            16,583         5,527          6.000          Sep-12         1,396                 14,022
Temperance, MI                         11,117         3,705          6.000          Sep-12           936                  9,400
Baton Rouge, LA                         6,688         2,006          4.900          Oct-12           443                  5,943
Plymouth, MI                           12,015         3,605          6.220          Dec-12         1,026                 10,026
Colorado Springs, CO                   11,429         3,809          6.250          Dec-12           887                 10,272
Centennial, CO                         15,314         4,594          6.150          Feb-13         1,177                 13,555
Los Angeles, CA                        80,182        20,046          5.330          May-13         4,999                 73,071
Dallas, TX                             40,567        12,170          5.218          May-13         2,702                 36,453
Malvern, PA                            12,865         3,860          5.530          Jan-14           916                 11,236
Arlington, TX                          21,216         5,304          5.810          Feb-14         1,551                 18,588
New Lenox, IL                          17,400         5,220          5.510          Feb-14           972                 17,400
Logan Township, NJ                      7,690         2,307          4.760          Apr-14           444                  6,784
Rancho Cordova, CA(1)                  18,195         5,459          6.000         Sept-14         1,457                 14,646
Weston, FL                             10,558         3,167          5.420          Nov-14           733                  9,066
Issaquah, WA                           32,800         8,200          5.001          Dec-14         1,663                 30,388
Canonsburg, PA                          9,095         2,729          5.377          Dec-14           489                  9,095
Chicago, IL                            29,900         8,970          5.105          Jan-15         1,548                 29,900
Herndon, VA                            12,075         3,623          5.920          Apr-15           888                 10,359
Richmond, VA                           19,800         5,940          5.110          May-15         1,026                 18,321
Oklahoma City, OK                      14,749         5,900          5.240          May-15           784                 13,673
McDonough, GA                          12,675         3,169          5.212          Jun-15           670                 11,349
Mission, TX                             6,344         1,903          5.780          Jun-15           462                  5,371
Carrollton, TX                         20,800         5,200          5.274          Jul-15         1,112                 18,677
Houston, TX                            23,910         7,173          5.410          Oct-15         1,311                 21,846
Dallas, TX                             18,363         5,509          6.100          Jul-16         1,136                 18,363
Fort Wayne, IN                         21,394         5,370          9.375          Oct-16         3,344                     --
Fort Wayne, IN                         13,693         3,437         10.625          Nov-16         2,239                     --
Wilmington, NC                         13,000         3,250          5.190          Mar-17           684                 11,580
Weston, FL                              7,296         2,189          5.520          Nov-17           512                  5,758
Lorain, OH(1)                           1,460           438          6.000          Jul-18           108                     --
Manteca, CA(1)                          1,031           309          6.000          Jul-18            77                     --
Watertown, NY(1)                          970           291          6.000          Jul-18            72                     --
Fairlea, WV(1)                            681           204          6.000          Jul-18            51                     --
San Diego, CA(1)                          657           197          6.000          Jul-18            49                     --
Galesburg, IL(1)                          579           174          6.000          Jul-18            43                     --
Erwin, NY                               9,458         2,837          5.910          Oct-18           728                  6,624
Dallas, TX                             12,513         3,001         15.000          Dec-18         1,877                     --
Overland Park, KS                      37,620         9,405          5.830          May-19         2,224                 31,819


                             Lexington Realty Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                    12/31/06
                                     (000's)

------------------------------- -------------- ---------------- ------------- --------------- ----------------- ------------------
                                                                                                 Current
                                                     LXP                                         Estimated
                                    Debt        Proportionate     Interest                        Annual            Balloon
Joint Venture Property             Balance          Share           Rate         Maturity     Debt Service(d)       Payment
------------------------------- -------------- ---------------- ------------- --------------- ----------------- ------------------
Kansas City, MO                        17,950          4,488         5.830          May-19         1,061                 15,182
West Chester, PA                       10,151          3,045         6.750          Jul-19         1,204                     --
Meridian, ID                           10,160          2,540         6.010          Aug-19           753                  7,658
Streetsboro, OH                        20,200          5,050         5.285         Sept-19         1,082                 16,338
San Francisco, CA                      22,080          6,624         5.580          Nov-19         1,249                 18,002
Lenexa, KS                             10,227          2,557         6.270          Dec-19           774                  7,755
Oakland, ME                            10,348          2,587         5.930          Oct-20           750                  7,660
Durham, NH                             19,182          6,393         6.730          Mar-21         1,309                     --
Antioch, TN                            13,852          4,156         7.940          Oct-21         1,580                    774
                                    ---------        -------      --------                        ------              ---------

                                    1,070,246        314,374         5.858%                       90,587                847,541
                                    ---------        -------      --------                        ------              ---------
Corporate
Warehouse facility                     13,600          6,800         5.685          Jun-07           773                 13,600
Warehouse facility                     30,294         15,147         6.670          Mar-07         2,021                 30,294
CDO                                   376,650        188,325         5.856          Dec-46        22,057                376,650
                                     --------        -------      --------                       -------              ---------
                                  $ 1,490,790     $  524,646         5.873%                    $ 115,438            $ 1,268,085
                                    =========        =======      ========                       =======              =========


   1. Debt balances based upon imputed rates.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                           Mortgage Maturity Schedule
                                    12/31/06
                                    ($000's)

                                          Consolidated properties
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                 Payments              Average Interest Rate
                               ------------                 --------              ---------------------
2007                            $    73,075                $        --                           --%
2008                                 68,458                    631,091(1)(2)                   6.50
2009                                 43,550                     60,788                         6.28
2010                                 33,654                     56,558                         7.88
2011                                 34,017                    108,670                         5.90
                                     ------                    -------                  -----------
                                $   252,754                $   857,107                         6.50%
                                  =========                  =========                  ===========

                            Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                 Payments              Average Interest Rate
                               ------------                 --------              ---------------------
2007                            $     6,733               $    21,947(3)                       6.37%
2008                                  7,209                        --                            --
2009                                  6,917                    23,570                          6.67
2010                                  5,790                    20,538                          8.06
2011                                  5,027                    21,666                          6.90
                                  ---------                 ---------                   -----------
                                $    31,676               $    87,721                          6.97%
                                  =========                 =========                   ===========


(1) Includes Lexington's line of credit facility.
(2) Includes the Newkirk borrowing facility.
(3) Includes joint venture warehouse facilities.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                           Revenue by Tenant Industry
                                    12/31/06

--------------------------------------------------------------- --------------------------------
                                                                Percentage of Historical
Tenant Industry                                                          Base Rent (1)
--------------------------------------------------------------- --------------------------------
Energy                                                                         13.4%
Finance/Insurance                                                              12.7
Technology                                                                     10.9
Automotive                                                                      9.3
Healthcare                                                                      5.7
Telecommunications                                                              5.6
Transportation/Logistics                                                        5.3
Retail-Department/ Discount Store                                               5.1
Consumer Products                                                               4.7
Media/Advertising                                                               4.3
Food                                                                            3.6
Construction Materials                                                          3.6
Printing/Production                                                             3.5
Retail-Specialty                                                                2.8
Aerospace/Defense                                                               2.5
Service                                                                         2.2
Retail-Electronics                                                              1.6
Apparel                                                                         1.2
Security                                                                        0.9
Health/Fitness                                                                  0.4
Real Estate                                                                     0.4
Paper/Containers & Packaging                                                    0.3
                                                                            -------
                                                                              100.0%


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale for the year ended December 31, 2006.

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                    12/31/06

                                                              Percent of
                                                         Base Rent for the 12
                                                             Months Ended
                                                               12/31/06
------- ------------------------------------------------ ----------------------
     1  Houston-TX                                              10.0%
     2  Dallas-Fort Worth-TX                                     6.3%
     3  Philadelphia-Wilmington-PA                               4.7%
     4  Los Angeles-Riverside-Orange County-CA                   4.2%
     5  Atlanta-GA                                               3.9%
     6  Detroit-MI                                               3.7%
     7  Youngstown-Warren-OH                                     3.7%
     8  Phoenix-Mesa-AZ                                          3.4%
     9  Boston-MA                                                3.3%
    10  Charlotte-NC                                             2.6%
    11  Salt Lake City-UT                                        2.6%
    12  Harrisburg-PA                                            2.6%
    13  New York-Northern New Jersey                             2.5%
    14  Richmond-VA                                              2.3%
    15  Indianapolis-IN                                          2.1%
    16  San Antonio-TX                                           2.1%
    17  Chicago-IL                                               1.8%
    18  West Palm Beach-Boca Raton-FL                            1.8%
    19  Memphis-TN                                               1.6%
    20  Washington-Baltimore-DC-MD                               1.4%
    21  Elizabethtown, KY                                        1.4%
    22  Dillon-SC                                                1.2%
    23  Columbus-OH                                              1.2%
    24  Columbia-SC                                              1.2%
    25  Kalamazoo-Battle Creek-MI                                1.1%
    26  Cincinnati-OH                                            1.0%
    27  Greenville-Spartanburg-SC                                1.0%
    28  Tampa-St. Petersburg-FL                                  1.0%
    29  Seattle-WA                                               0.9%
    30  San Francisco-CA                                         0.9%
    31  Chester-SC                                               0.9%
    32  Renswoude, Netherland                                    0.9%
    33  Norfolk-Virginia Beach-Newport News-VA                   0.8%
    34  Orlando-FL                                               0.8%
    35  Kansas City-MO-KS                                        0.8%
    36  Florence-SC                                              0.7%
    37  Des Moines-IA                                            0.7%
    38  Hartford-CT                                              0.7%
    39  Denver-CO                                                0.7%
    40  Cleveland-OH                                             0.6%
    41  Killeen-Temple-TX                                        0.6%
    42  Redmond-OR                                               0.6%
    43  Clarksville-TN                                           0.6%
    44  Knoxville-TN                                             0.6%
    45  Jackson-TN                                               0.6%
    46  Canton-OH                                                0.5%
    47  Fort Meyers-FL                                           0.5%

                             Lexington Realty Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                    12/31/06

                                                               Percent of
                                                          Base Rent for the 12
                                                              Months Ended
                                                                12/31/06
------- ------------------------------------------------- ----------------------
------- ------------------------------------------------- ----------------------
48      Jacksonville-FL                                           0.5%
49      Greensboro-Winston-Salem-NC                               0.4%
50      Laurens-SC                                                0.4%
51      Birmingham-AL                                             0.4%
52      Klamath Falls-OR                                          0.4%
53      Owensboro-KY                                              0.4%
54      Dubuque-IA                                                0.4%
55      Waterloo-Cedar Falls-IA                                   0.4%
56      Honolulu - HI                                             0.4%
57      Newport-OR                                                0.4%
58      Danville-IL                                               0.4%
59      Tulsa-OK                                                  0.3%
60      Sacramento-CA                                             0.3%
61      Miami-Fort Lauderdale-FL                                  0.3%
62      Oklahoma, OK                                              0.3%
63      Henderson-NC                                              0.3%
64      Baton Rouge-LA                                            0.3%
65      New Haven-CT                                              0.2%
66      Ocala-FL                                                  0.2%
67      Minneapolis-St. Paul-MN                                   0.2%
68      Colorado Springs-CO                                       0.2%
69      Lavonia-GA                                                0.2%
70      Omaha-NE-IA                                               0.2%
71      Winchester-VA                                             0.2%
72      Raleigh-Durham-Chapel Hill-NC                             0.2%
73      Eau Claire-WI                                             0.2%
74      Tucson-AZ                                                 0.2%
75      Pittsburgh-PA                                             0.2%
76      Wilmington-NC                                             0.2%
77      Franklin-NC                                               0.2%
78      Nashville-TN                                              0.2%
79      Stockton-Lodi-CA                                          0.2%
80      Oakland-ME                                                0.2%
81      Gordonsville, TN                                          0.2%
82      Clackamas-OR                                              0.2%
83      Boise City, ID                                            0.2%
84      McAllen-Edinburg-Mission-TX                               0.1%
85      San Diego-CA                                              0.1%
86      Crossville, TN                                            0.1%
87      Plymouth, IN                                              0.1%
88      Erwin, NY                                                 0.1%
89      Pascagoula - MS                                           0.1%
90      Watertown-NY                                              0.1%
91      North Charleston -SC                                      0.1%
92      Lewisburg-WV                                                -
93      Galesburg-IL                                                -
------- ------------------------------------------------- ----------------------
        Totals                                                   100.00%
------- ------------------------------------------------- ----------------------

                             Lexington Realty Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                    12/31/06




Revenue by Property Type                                 Percentage
---------------------------------------------- --------------------------------

Office                                                       66.5%
Industrial                                                   29.6
Retail                                                        3.9
                                                          -------
                                                            100.0%
                                                          =======

Revenue by Credit Rating(B)
Investment Grade                                             46.5%
Non-Investment Grade                                         20.7
Unrated                                                      32.8
                                                             ----
                                                            100.0%
                                                          =======

                                                                                                           Percentage of
                                                                                                         Base Rent for the
                                                        Number of                                         12 Months Ended
Top 10 Tenants/Guarantors                             Properties(B)   Property Type                         12/31/06(A)
---------------------------------------------------- ---------------- ---------------------------------- -----------------
Baker Hughes, Inc.                                          4         Office (3)/Industrial (1)                 5.4%
Dana Corporation                                            9         Industrial                                4.8
Kmart Corporation/ Sears Roebuck & Co.                      8         Industrial(2)/Retail (6)                  4.1
Wells Fargo Home Mortgage, Inc.                             4         Office                                    2.6
Northwest Pipeline Corp.                                    1         Office                                    2.6
Internet Security Systems, Inc.                             1         Office                                    2.5
Invensys Systems, Inc. (Siebe, Inc.)                        2         Office                                    2.4
Exel Logistics, Inc.(NFC plc)                               4         Industrial                                2.0
Nextel Finance Company                                      4         Office                                    1.9
Morgan, Lewis & Bockius LLP                                 1         Office                                    1.8
                                                          ---                                                  ----
                                                           38                                                  30.1%
                                                          ===                                                  ====


(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B) As of December 31, 2006.